                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CINERGY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             CINERGY CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                 [CINERGY LOGO]

Cinergy Corp.
139 East Fourth Street
Cincinnati, Ohio 45202

                                                        March 15, 1996

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Cinergy Corp. on Friday, April 26, 1996, to be held at 11:00 a.m., eastern daylight saving time, in the Oak Room of the Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio. Whether or not you plan to attend, we will greatly appreciate your giving prompt attention to the attached materials. At the meeting, the shareholders will vote on the election of six Class II directors, the adoption of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan, the adoption of a proposed amendment to the Cinergy Corp. Annual Incentive Plan, and the transaction of such other business as may legally come before the meeting, or any adjournment thereof.

    It is important to your interests that all shareholders, regardless of the number of shares owned, participate in the affairs of the Company. Last year, over 86% of the Company's shares were represented in person or by proxy at the annual meeting. Even if you plan to attend the meeting, we urge you to mark, sign and date the enclosed proxy and return it promptly. By signing and returning your proxy card promptly, you are assuring that your shares will be voted.

    Thank you for your continued interest in the Company

    Sincerely yours,

[JACKSON H. RANDOLPH SIGNATURE]                  [JAMES E. ROGERS SIGNATURE]
        Jackson H. Randolph                          James E. Rogers
        Chairman of the Board                        Vice Chairman, President and
                                                     Chief Executive Officer

P. S. IF YOU PLAN TO ATTEND THE 1996 ANNUAL MEETING, PLEASE LET US KNOW BY CHECKING THE BOX ON THE FORM OF PROXY.

                                 CINERGY CORP.
                             139 EAST FOURTH STREET
                             CINCINNATI, OHIO 45202

                            ------------------------

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 1996

TO THE SHAREHOLDERS OF
CINERGY CORP.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cinergy Corp. will be held in the OAK ROOM of the CINCINNATI CLUB BUILDING, 30 GARFIELD PLACE, Cincinnati, Ohio, on Friday, April 26, 1996 at 11:00 a.m., eastern daylight saving time, for the purposes of:

        (1) the election of six Class II directors to serve for three-year terms expiring in 1999;

        (2)  the  adoption  of  the  Cinergy  Corp.  1996  Long-Term   Incentive
    Compensation Plan;

        (3) the adoption of a proposed amendment to the Cinergy Corp. Annual Incentive Plan;

and the transaction of such other business as may legally come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on Monday, February 26, 1996, will be entitled to vote at the meeting and at any adjournment thereof. It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured. Shareholders, whether or not they now expect to be present at the meeting, are requested to mark, date and sign the enclosed proxy, and return it promptly. An addressed envelope, on which no postage stamp is necessary if mailed in the United States, is enclosed for use in returning the proxy. A shareholder executing and delivering the enclosed proxy has the power to revoke it at any time before the authority granted by the proxy is exercised.

                                          CINERGY CORP.

                                          BY CHERYL M. FOLEY, SECRETARY

Dated: March 15, 1996

                                 CINERGY CORP.
                             139 EAST FOURTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 381-2000

                                PROXY STATEMENT

INTRODUCTION

    Cinergy Corp., a Delaware corporation (the "Company"), is a registered holding company under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), and the parent company of The Cincinnati Gas & Electric Company ("CG&E"), PSI Energy, Inc. ("PSI Energy"), Cinergy Services, Inc. ("Cinergy Services"), and Cinergy Investments, Inc. ("Cinergy Investments"). CG&E is an operating utility primarily engaged in providing electric and gas service in the southwestern portion of Ohio and, through its principal subsidiary, The Union Light, Heat and Power Company ("Union Light"), in adjacent areas in Kentucky. PSI Energy is an operating utility primarily engaged in providing electric service in north central, central, and southern Indiana. Cinergy Services provides management, financial, administrative, engineering, legal and other services to the Company, CG&E, PSI Energy, and Cinergy Investments. The Company conducts its non-regulated businesses through Cinergy Investments and its subsidiaries.

    This Proxy Statement is first being mailed on or about March 15, 1996, to holders of the common stock of the Company in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Annual Meeting of Shareholders to be held on April 26, 1996, and any adjournment of such meeting (the "Annual Meeting").

    The Company's Annual Report to Shareholders, including financial statements, for the year ended December 31, 1995 was mailed to shareholders concurrently with or prior to the mailing of this Proxy Statement.

VOTING PROCEDURES AND RIGHTS

    Only holders of record of the Company's common stock at the close of business on February 26, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting. A majority of such holders, present in person or represented by proxy, constitutes a quorum. The number of shares of the Company's common stock outstanding as of the Record Date was 157,675,794. Each share of common stock entitles its owner to one vote upon each matter to come before the meeting.

    Votes at the Annual Meeting will be tabulated preliminarily by the Company acting as its own transfer agent. Inspectors of election, duly appointed by the presiding officer of the Annual Meeting, will definitively count and tabulate the votes and determine and announce the results at the meeting. The Company has no established procedure for confidential voting.

PROXIES

    The enclosed proxy is solicited by the Board of the Company, which recommends voting FOR the election of all nominees as directors, FOR the adoption of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan, and FOR the adoption of the proposed amendment to the Cinergy Corp. Annual Incentive Plan. Shares of the Company's common stock represented by properly executed proxies received at or prior to the Annual Meeting will be voted in accordance with the instructions thereon. If no instructions are indicated, duly executed proxies will be voted in accordance with the recommendations of the Board. It is not anticipated that any other matters will be brought before the Annual Meeting. However, the enclosed proxy gives discretionary authority to the proxy holders named therein should any other matters be presented at the Annual Meeting, and it is the intention of the proxy holders to act on any other matters in accordance with their best judgment.

    Execution of a proxy will not prevent a shareholder from attending the Annual Meeting and voting in person. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company written notice of revocation bearing a later date than the proxy, by delivering a duly executed proxy bearing a later date or by voting in person at the Annual Meeting.

    The Company will bear the cost of the solicitation of proxies by the Board. The Company has engaged Corporate Investor Communications, Inc. to assist in the solicitation of proxies for a fee estimated to be $6,500 plus reimbursement of reasonable out-of-pocket expenses. Proxies will be solicited by mail. In addition, officers and employees of the Company may solicit proxies personally or by telephone; such persons will receive no additional compensation for these services.

    The Company has requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's common stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

    The solicitation of proxies has been approved by the Securities and Exchange Commission (the "SEC") under the 1935 Act. An application has been filed with the SEC requesting approval of the item set forth herein as Item 2.

ITEM 1.  ELECTION OF DIRECTORS

    In accordance with the provisions of the By-Laws of the Company, the Board is divided into three classes (Class I, Class II, and Class III), with all classes as nearly equal in number as possible. One class of directors is ordinarily elected at each annual meeting of shareholders for a three-year term. Melvin Perelman, Thomas E. Petry, Jackson H. Randolph, Philip R. Sharp, Van P. Smith, and Dudley S. Taft have been nominated by the Board for election as Class II directors at the Annual Meeting for terms of three years each and until their successors are duly elected and qualified.

    Duly executed and returned proxies representing shares held on the Record Date will be voted, unless otherwise specified, in favor of the nominees for the Board. Each nominee and continuing director is a member of the Company's present Board. All nominees have consented to serve if elected, but if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. In accordance with the General Corporation Law of the State of Delaware and the Company's By-Laws, directors will be elected at the Annual Meeting by a plurality of the votes cast.

    Except as otherwise noted, the principal occupation or employment of each individual set forth below has been such individual's principal occupation or employment for the past five years. All nominees and continuing directors, other than Messrs. Randolph and Rogers, are otherwise unaffiliated with the Company and its subsidiaries.

    THE BOARD RECOMMENDS  VOTING FOR ALL  NOMINEES, DESIGNATED IN  THE PROXY  AS
ITEM 1.

          Names, Ages, Principal Occupations and Selected Information
--------------------------------------------------------------------------------

CLASS II DIRECTOR NOMINEES FOR TERMS TO EXPIRE IN 1999

                   MELVIN PERELMAN, PH.D.
                       Director of the Company since 1994;
                       Member-Corporate Governance Committee and
                       Finance Committee.
                       Director of PSI Energy from 1980 to 1995. Age 65.

                   Dr. Perelman served as Executive Vice President of Eli Lilly and Company, which is engaged in the manufacturing of pharmaceuticals, until his retirement in 1993. He also served as President of Lilly Research Laboratories. Dr. Perelman is a director of Inhale Therapeutic Systems.
--------------------------------------------------------------------------------

                   THOMAS E. PETRY
                       Director of the Company since 1994;
                       Member-Audit Committee and
                       Executive Committee.
                       Director of CG&E from 1986 to 1995. Age 56.

                   Mr. Petry has served as Chairman of the Board and Chief Executive Officer of Eagle-Picher Industries, Inc., a diversified manufacturer of industrial and automotive products, since December 1994. He was Chairman of the Board, President and Chief Executive Officer of Eagle-Picher from April 1992 until December 1994; he previously served as Chairman of the Board and Chief Executive Officer. A plan of reorganization that provides a basis for emergence from
                   Chapter 11 of the U. S. Bankruptcy Code was filed by Eagle-Picher on February 28, 1995. Mr. Petry is a director of Insilco Corporation, Star Banc Corporation, Star Bank, N.A., Cincinnati, Ohio, and The Union Central Life Insurance Company.
--------------------------------------------------------------------------------

                   JACKSON H. RANDOLPH
                       Director of the Company since 1993;
                       Member-Executive Committee.
                       Director of CG&E since 1983 and
                       PSI Energy since 1994. Age 65.

                   Mr. Randolph has served as Chairman of the Board of the Company, Cinergy Investments, Cinergy Services, CG&E, PSI Energy, and Union Light since December 1995. He served as Chairman of the Board and Chief Executive Officer of the Company, Cinergy Investments, Cinergy Services, CG&E, and PSI Energy from October 1994 (and of Union Light from January
                   1995) through November 1995. Mr. Randolph was Chairman of the Board, President and Chief Executive Officer of CG&E from May 1993 until October 1994 (and of Union Light from June 1993 until January 1995); previously he served as President and Chief Executive Officer of CG&E and Union Light. Mr. Randolph is a director of Cincinnati Financial Corporation, PNC Bank Corp., and PNC Bank, Ohio, N.A.
--------------------------------------------------------------------------------

          Names, Ages, Principal Occupations and Selected Information
--------------------------------------------------------------------------------

                   PHILIP R. SHARP, PH.D.
                       Director of the Company since 1995;
                       Member-Audit Committee. Age 53.

                   Dr. Sharp is Director of the Institute of Politics and a lecturer in public policy at the John F. Kennedy School of Government at Harvard University in Cambridge, Massachusetts. He is also Chairman of the Energy Board of The Keystone Center, a not-for-profit public policy, scientific and educational organization with locations in Keystone, Colorado and Washington, D.C. Dr. Sharp served as a member of the U.S. House of Representatives from 1975 until January 1995, representing the second Congressional district of the State of Indiana. He was a ranking member of the House Energy and Commerce Committee, where he chaired the Energy and Power Subcommittee and served on the Transportation and Hazardous Materials Subcommittee, and of the House Natural Resources Committee, where he served on the Energy and Mineral Resources and the Oversight and Investigations Subcommittees.
--------------------------------------------------------------------------------

                   VAN P. SMITH
                       Director of the Company since 1994;
                       Chairman-Compensation Committee and
                       Member-Executive Committee.
                       Director of PSI Energy since 1986. Age 67.

                   Mr. Smith is Chairman of the Board of Ontario Corporation which manufactures precision components for semiconductor process equipment, provides custom hardware and software products, and operates commercial testing laboratories. He is a director of each of the subsidiaries of Ontario Corporation, Lilly Industries, Inc., Meridian Insurance Group, Inc., and Meridian Mutual Insurance Co.
--------------------------------------------------------------------------------

                   DUDLEY S. TAFT
                       Director of the Company since 1994;
                       Chairman-Corporate Governance Committee.
                       Director of CG&E from 1985 to 1995. Age 55.

                   Mr. Taft is President and Chief Executive Officer of Taft Broadcasting Company, which owns and operates television broadcasting stations. He is a director of Fifth Third
                   Bancorp, The Fifth Third Bank, The Union Central Life Insurance Company, and U.S. Playing Card Company.
--------------------------------------------------------------------------------

          Names, Ages, Principal Occupations and Selected Information
--------------------------------------------------------------------------------

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 1997

                   MICHAEL G. BROWNING
                       Director of the Company since 1994;
                       Member-Compensation Committee and
                       Corporate Governance Committee.
                       Director of PSI Energy since 1990. Age 49.

                   Mr. Browning is Chairman and President of Browning Investments, Inc., which is engaged in real estate ventures. He also served as President of Browning Real Estate, Inc., the general partner of various real estate investment partnerships, through December 30, 1994.
--------------------------------------------------------------------------------

                   PHILLIP R. COX
                       Director of the Company since 1994;
                       Member-Corporate Governance Committee and
                       Public Policy Committee.
                       Director of CG&E from 1994 to 1995. Age 49.

                   Mr.  Cox  is President  and  Chief Executive  Officer  of Cox
                   Financial Corporation, a provider of financial and estate planning services. He is a director of Cincinnati Bell Inc., the Cincinnati office of the Federal Reserve Bank of Cleveland, and PNC Bank, Ohio, N.A.
--------------------------------------------------------------------------------

                   KENNETH M. DUBERSTEIN
                       Director of the Company since 1994;
                       Member-Public Policy Committee.
                       Director of PSI Energy from 1990 to 1995. Age 51.

                   Mr. Duberstein is Chairman and Chief Executive Officer of The Duberstein Group, Inc., a provider of planning and consulting services. He is a director of McDonnell Douglas Corporation, and is also a member of the Board of Governors of the American Stock Exchange.
--------------------------------------------------------------------------------

          Names, Ages, Principal Occupations and Selected Information
--------------------------------------------------------------------------------

                   JAMES E. ROGERS
                       Director of the Company since 1993;
                       Chairman-Executive Committee and
                       Member-Corporate Governance Committee.
                       Director of PSI Energy since 1988 and
                       CG&E since 1994. Age 48.

                   Mr. Rogers has served as Vice Chairman, President and Chief Executive Officer of the Company and Cinergy Services, and Vice Chairman and Chief Executive Officer of Cinergy Investments, CG&E, PSI Energy, and Union Light since December 1995. He served as Vice Chairman, President and Chief
                   Operating Officer of the Company and Cinergy Services, and Vice Chairman and Chief Operating Officer of Cinergy Investments, CG&E and PSI Energy from October 1994 (and Vice Chairman and Chief Operating Officer of Union Light from January 1995) through November 1995. Mr. Rogers served as Chairman, President and Chief Executive Officer of PSI Energy from August 1990 until October 1994; he previously served as Chairman and Chief Executive Officer. He also served as Chairman and Chief Executive Officer of PSI Resources, Inc. from October 1993 until October 1994; he previously served as Chairman, President and Chief Executive Officer. Mr. Rogers is a director of Bankers Life Holding Corporation, Duke Realty Investments, Inc., Fifth Third Bancorp, and The Fifth Third Bank.
--------------------------------------------------------------------------------

                   JOHN J. SCHIFF, JR.
                       Director of the Company since 1994;
                       Member-Compensation Committee.
                       Director of CG&E from 1986 to 1995. Age 52.

                   Mr. Schiff is Chairman of the Board of Cincinnati Financial Corporation, an insurance holding company, The Cincinnati Insurance Company, and John J. & Thomas R. Schiff & Co., Inc., an insurance agency. He is a director of Fifth Third Bancorp, The Fifth Third Bank, and The Standard Register Company.
--------------------------------------------------------------------------------

                   OLIVER W. WADDELL
                       Director of the Company since 1994;
                       Chairman-Finance Committee.
                       Director of CG&E from 1989 to 1995. Age 65.

                   Mr. Waddell served as Chairman of the Board of Star Banc Corporation until his retirement in December 1993; he held the additional offices of President and Chief Executive Officer until May 1993 and June 1993, respectively. He was also Vice Chairman of Star Bank, N.A. from June 1993 until his retirement in December 1993; he previously served as Chairman and Chief Executive Officer. Mr. Waddell is a
                   director of Chiquita Brands International, Inc., Star Banc Corporation, and Star Bank, N.A., Cincinnati, Ohio.
--------------------------------------------------------------------------------

          Names, Ages, Principal Occupations and Selected Information
--------------------------------------------------------------------------------

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 1998

                   NEIL A. ARMSTRONG
                       Director of the Company since 1994;
                       Member-Audit Committee and
                       Executive Committee.
                       Director of CG&E from 1973 to 1995. Age 65.

                   Mr. Armstrong is Chairman of the Board of AIL Systems Inc., a subsidiary of Eaton Corp., which is engaged in the manufacturing of electronic devices and systems. He completed his tenure as Chairman of Computing Technologies For
                   Aviation,  Inc.  in  1992.  Mr. Armstrong  is  a  director of
                   Cincinnati Milacron Inc., Eaton Corp., RMI Titanium Co., Thiokol Corp., and USX Corp.
--------------------------------------------------------------------------------

                   JAMES K. BAKER
                       Director of the Company since 1994;
                       Chairman-Audit Committee and
                       Member-Executive Committee.
                       Director of PSI Energy since 1986. Age 64.

                   Mr. Baker has served as Vice Chairman of Arvin Industries, Inc., a worldwide supplier of automotive parts, since February 1996. He served as Chairman of the Board of Arvin Industries from November 1986 through January 1996 and as Chief Executive Officer from 1981 until June 1993. Mr. Baker is a director of Amcast Industrial Corp., Calspan SRL Corp., First Chicago NBD Corp., Geon Company, and Tokheim Corporation.
--------------------------------------------------------------------------------

                   CLEMENT L. BUENGER
                       Director of the Company since 1994;
                       Member-Finance Committee.
                       Director of CG&E from 1984 to 1995. Age 69.

                   Mr. Buenger was Chairman of the Board of Fifth Third Bancorp and The Fifth Third Bank from 1991 until his retirement in 1993; he previously served as Chairman of the Board and Chief Executive Officer. Mr. Buenger is a director of Fifth Third Bancorp and The Fifth Third Bank.
--------------------------------------------------------------------------------

          Names, Ages, Principal Occupations and Selected Information
--------------------------------------------------------------------------------

                   JOHN A. HILLENBRAND II
                       Director of the Company since 1994;
                       Chairman-Public Policy Committee and
                       Member-Finance Committee.
                       Director of PSI Energy since 1985. Age 64.

                   Mr. Hillenbrand principally serves as Chairman, President and Chief Executive Officer of Glynnadam, Inc., a personal investment holding company. He is also Chairman of Able Body Corporation and Nambe' Mills, Inc., and Vice Chairman of Pri-Pak, Inc. Mr. Hillenbrand is a director of Hillenbrand Industries, Inc. and National City Bank, Indiana.
--------------------------------------------------------------------------------

                   GEORGE C. JUILFS
                       Director of the Company since 1994;
                       Member-Compensation Committee and
                       Public Policy Committee.
                       Director of CG&E from 1980 to 1995. Age 56.

                   Mr. Juilfs is President and Chief Executive Officer of SENCORP, an international holding company with subsidiaries that manufacture fastening systems, finance and lease capital equipment, and commercialize health-care technologies.
--------------------------------------------------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD

    During the year ended December 31, 1995, the Board held six meetings. All directors attended more than 75% of the aggregate number of Board meetings and meetings of committees on which they serve with the exception of Messrs. Armstrong and Buenger who attended 70% and 44%, respectively. In accordance with the provisions of the By-Laws of the Company, the Board has six standing committees which facilitate the carrying out of its responsibilities.

    The Audit Committee met three times during 1995. This Committee recommends to the Board a firm of independent certified public accountants to conduct audits of the accounts and affairs of the Company and its subsidiaries; reviews with the independent certified public accountants the scope and results of audits, as well as the accounting procedures, internal controls, and accounting and financial reporting policies and practices of the Company and its subsidiaries; and makes such reports and recommendations to the Board as it deems appropriate.

    The Compensation Committee met five times during 1995. The nature and scope of the Compensation Committee's responsibilities are described in the Board Compensation Committee Report on Executive Compensation (see page 12).

    The Corporate Governance Committee met three times during 1995. This Committee recommends to the Board the slate of nominees of directors to be elected by the shareholders, and presents to the Board, whenever vacancies occur, names of individuals who would make suitable directors of the Company and consults with appropriate officers of the Company on matters relating to the organization of the Board and its committees. The Committee has no established procedures for consideration of nominees recommended by shareholders.

    Other standing committees of the Board include the Executive Committee, the Finance Committee and the Public Policy Committee.

DIRECTORS' COMPENSATION

    Directors who are not employees (the "non-employee directors") receive an annual retainer fee of $25,000 plus a fee of $1,500 for each Board meeting attended. Non-employee directors who also serve on one or more standing committees of the Board receive an annual retainer fee of $3,000 for each committee membership plus a fee of $1,500 for each committee meeting attended. The fee for any Board or committee meeting held via conference call is $750. Directors who are also employees of the Company receive no remuneration for their services as directors.

    Under the Company's Directors' Deferred Compensation Plan, each non-employee director of the Company or any of its subsidiaries may defer fees and have them accrued either in cash or in units representing shares of Company common stock. If deferred in such units, the stock will be distributed to the director at the time of retirement from the appropriate board. Amounts deferred in cash will be paid at the same time.

    Under the Company's Stock Option Plan, each non-employee director has been granted a non-qualified stock option to purchase 12,500 shares of the Company's common stock. Each person who is elected for the first time to be a non-employee director is also granted a non-qualified stock option to purchase 12,500 shares of the Company's common stock. The price per share at which options are granted must be no less than 100% of the fair market value of the Company's common stock on the New York Stock Exchange on the date of the grant. Options generally vest at the rate of 20% per year over a five-year period from the date of grant and may be exercised over a ten-year term.

    Under the Company's Retirement Plan for Directors, non-employee directors with five or more years of service will receive annual retirement compensation in an amount equal to the annual Board retainer fee in effect at the time of termination of service as a director, plus the product of the fee paid for attendance at a Board meeting multiplied by five. Retirement compensation is paid for as many years as the director served on the Board. This plan covers non-employee directors serving on the boards of directors of the Company, Cinergy Services, CG&E or PSI Energy. Prior service by non-employee directors of CG&E or PSI Energy is credited under this plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The only such persons or groups known to the Company to be the beneficial owners of more than 5% of the Company's common stock, the only voting security, as of December 31, 1995, are set forth in the following table.

                                                    AMOUNT AND NATURE
                NAME AND ADDRESS                      OF BENEFICIAL        PERCENT OF
              OF BENEFICIAL OWNER                       OWNERSHIP            CLASS
------------------------------------------------  ----------------------  ------------
INVESCO PLC                                          9,763,304 shares(1)        6.19%
 11 Devonshire Square
 London EC2M 4YR
 England

PNC Bank Corp.                                       8,523,574 shares(2)        5.41%
 One PNC Plaza
 Pittsburgh, PA 15265

------------------------------
(1) Based upon information contained in the most recently available report filed with the SEC pursuant to Section 13(d) of the 1934 Act, holder reports having shared voting and shared dispositive powers with respect to all shares, and sole voting and sole dispositive powers with respect to none of these shares.

(2) Of these shares, 7,829,062 were held by PNC Bank, Ohio, N.A. as trustee of two benefit plans for employees of CG&E and its subsidiaries. Effective February 1, 1996, U. S. Trust Company of California, N.A. was engaged as successor trustee for such shares. Under the terms of the plans, participants have the right to vote the shares credited to their accounts; however, the trustee may, at its discretion, vote those shares not voted by participants. Based upon information contained in the most recently available report filed with the SEC pursuant to Section 13(d) of the 1934 Act, holder reports having sole voting power with respect to 665,577 shares, shared voting power with respect to 2,237 shares, sole dispositive power with respect to 384,255 shares, and shared dispositive power with respect to 134,361 shares.

    The beneficial ownership of the Company's common stock held by each nominee, continuing director and named executive officer (as defined on page 16), and of units equal to one share of the Company's common stock paid as compensation to non-employee directors, as of December 31, 1995, is set forth in the following table.

                                                                      AMOUNT AND NATURE
                                                                        OF BENEFICIAL
                  NAME OF BENEFICIAL OWNER(1)                           OWNERSHIP(2)          UNITS(3)
----------------------------------------------------------------  -------------------------  -----------
Neil A. Armstrong...............................................           3,250 shares
James K. Baker..................................................          16,105 shares           1,324
Michael G. Browning.............................................          21,335 shares           4,254
Clement L. Buenger..............................................           3,250 shares
Phillip R. Cox..................................................           2,738 shares
Kenneth M. Duberstein...........................................          15,491 shares
William J. Grealis..............................................             300 shares
John A. Hillenbrand II..........................................          30,759 shares           3,821
George C. Juilfs................................................           6,250 shares
J. Wayne Leonard................................................          74,060 shares
John M. Mutz....................................................          34,740 shares
Melvin Perelman.................................................          26,725 shares           3,975
Thomas E. Petry.................................................           4,500 shares
Jackson H. Randolph.............................................          75,658 shares
James E. Rogers.................................................         252,582 shares
John J. Schiff, Jr..............................................          43,559 shares(4)
Philip R. Sharp.................................................                   none
Van P. Smith....................................................          19,890 shares
Dudley S. Taft..................................................           5,500 shares
Larry E. Thomas.................................................          75,640 shares
Oliver W. Waddell...............................................           6,653 shares

All directors and executive officers as a group.................         907,522 shares(2)
                                                                  (representing 0.58% of the class)

------------------------------
(1) No individual listed beneficially owned more than 0.16% of the outstanding shares of common stock.

(2) Includes shares which there is a right to acquire within 60 days pursuant to the exercise of stock options in the following amounts: Mr.
     Armstrong--2,500;   Mr.    Baker--15,287;   Mr.    Browning--15,287;    Mr.
     Buenger--2,500; Mr. Cox--2,500; Mr. Duberstein--15,287; Mr.
     Hillenbrand--15,287; Mr. Juilfs--2,500; Mr. Leonard--57,611; Mr. Mutz--32,787; Mr. Perelman--15,287; Mr. Petry--2,500; Mr. Randolph--50,000;
     Mr. Rogers--189,403; Mr. Schiff--2,500; Mr. Smith--15,287; Mr. Taft--2,500;
     Mr. Thomas--51,107; Mr. Waddell--2,500; and all directors and executive officers as a group--635,605.

(3) Each unit represents one share of the Company's common stock credited to the account of the respective directors as of December 31, 1995 under the Company's Directors' Deferred Compensation Plan.

(4) Includes 15,000 shares owned of record by a trust of which Mr. Schiff is one of three trustees who share voting and investment power equally. Does not include 1,486,600 shares, as to which Mr. Schiff disclaims any beneficial interest, held by Cincinnati Financial Corporation and certain of its subsidiaries.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The executive compensation program of the Company is administered by the Compensation Committee of the Board (the "Committee"). The Committee establishes the Company's compensation philosophy and the compensation of the chief executive officer and all other executive officers. The Committee also recommends and administers compensation plans for all executive officers and key employees. The Committee is composed of Messrs. Van P. Smith (Chairman), Michael
G. Browning, George C. Juilfs, and John J. Schiff, Jr., each of whom is an independent, non-employee director of the Company, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

COMPENSATION PHILOSOPHY

    The Committee reported in the Company's 1995 proxy statement that although its executive compensation philosophy was developing, it expressed an intent to emphasize incentive compensation, both short-term and long-term, in order to tie the interests of the executive officers and the Company's shareholders. At that time, the Committee anticipated that base salary, annual cash incentives, and long-term incentives would play an integral part in the Company's executive compensation program.

    With assistance from an independent compensation and benefits consulting firm which conducted a study of existing executive compensation program structures, the Committee has formulated an integrated Company executive compensation philosophy which includes base salary, and annual and long-term incentives. The consulting firm has also advised as to the retention, modification or replacement of certain existing compensation and benefits plans and as to plan design generally.

    The Company seeks to provide a total compensation program that will attract, retain, and motivate the high quality employees needed to provide superior service to its customers and to maximize returns to its shareholders. Base salaries for the executive group will be targeted at the median of comparably sized utility companies based on kilowatt hours sold. Because of the Company's low-cost position, kilowatt hours sold is considered to be a better size measure than revenues for constructing a comparator group. Base salary levels will be reviewed annually. Salary increases will be based on such factors as the Company's financial results, each individual's performance, and the executive's role and skills. The Company's executive compensation program seeks to link executive and shareholder interests through cash-based and equity-based incentive plans, in order to reward corporate and individual performance and balance short-term and long-term considerations. Thus, annual and long-term incentive plans will be structured to provide opportunities that are competitive with general industry companies.

    This philosophy will result in a compensation mix for the chief executive officer and senior officers, including executive officers, consisting of annual incentive and long-term incentives that will account for at least 50% of the employee's total compensation.

    During 1995, the Committee adopted a charter which supports the Company's executive compensation philosophy and the Committee's role in designing and implementing that philosophy. Pursuant to the charter, the Committee:

    - reviews and determines the annual base salaries, annual incentives, and long-term incentives of the Company's executives, and develops an appropriate balance between short-term and long-term incentives while focusing on long-term shareholder interests; and

    - reviews the operation of the Company's executive compensation programs; establishes and periodically reviews policies for the administration of these programs; and takes steps, if appropriate, to modify such programs and to design and implement new executive compensation programs.

    Consistent with its charter and its executive compensation philosophy, the Committee has reviewed the Company's existing short-term and long-term incentive plans and has concluded that it would be in the best interests of the Company and its shareholders to modify the Annual Incentive Plan and to adopt a new long-term incentive compensation plan (see Cinergy Corp. 1996 Long-Term Incentive Compensation Plan on page 25).

    Under the proposed amendment to the Annual Incentive Plan, the maximum award opportunity for "covered employees", as that term is defined in Code Section 162(m), would be one million dollars. Currently, the maximum award is 75% of annual base salary. Expressing the maximum possible award for covered employees in this manner is consistent with regulations issued by the Internal Revenue Service (the "IRS") in December, 1995.

    The proposed 1996 Long-Term Incentive Compensation Plan would allow the Company flexibility to design long-term incentive compensation programs which will help achieve its goals. The adoption of this plan is subject to shareholder approval. The 1996 Long-Term Incentive Compensation Plan is intended, in part, to replace the Company's Performance Shares Plan.

ANNUAL INCENTIVE PLAN

    For 1995, executive officers were eligible for incentives under the Company's Annual Incentive Plan. Approximately 400 key employees participated in the plan in 1995 and were granted cash awards to the extent that certain pre-determined corporate and individual goals were attained during that year. Graduated standards for achievement were developed to encourage each employee's contribution. The potential awards ranged from 2.5% to 55% of the annual salary of the participant (including deferred compensation), depending upon the achievement levels and the participant's position. The Committee reviewed and approved both the plan goals at the beginning of the year and the achievements at the end of the year.

    For 1995, the Annual Incentive Plan used a combination of corporate and individual goals. Achievement of corporate goals and achievement of individual goals each accounted for 50% of the total possible award. The portion of the payout in March, 1996, attributable to the corporate goals was based on 1995 achievement in two areas: (1) earnings per share; and (2) non-fuel operation and maintenance merger savings. The earnings per share goal accounted for 37.5% and the merger savings goal constituted 12.5% of the total possible award. The achievement level for each of the corporate goals was at the maximum award level for 1995.

    In 1995, incentive awards for each executive officer reflected individual achievement as well as the Company's attainment of its corporate goals. Individual performance goals for each executive varied from executive to executive; however, all related to the achievement of the Company's overall strategic vision of becoming a premier general energy services company.

    For each executive officer, the Committee assessed the extent to which each person contributed toward the accomplishment of the Company's vision in 1995. Although its determinations were subjective, that Committee believed that its assessment accurately measured the performance of each executive officer. Based upon the extraordinary efforts of the executive officers in 1995, the Committee determined that a maximum award was payable to each.

    For 1996, the Company's Annual Incentive Plan will again use a combination of corporate and individual goals. The corporate goal will account for 50% of the total possible award and achievement of individual goals will account for the remaining 50%. The corporate goal for 1996 will be based on earnings per share. For 1996, approximately 400 key employees will participate in the plan. The potential awards will range from 2.5% to 90% of the participant's annual salary, depending upon the achievement levels and the participant's position.

OTHER COMPENSATION DECISIONS

    The Committee, at its discretion, can award other forms of compensation in recognition of outstanding service to the Company or any of its subsidiaries. Consistent with that philosophy, the Committee approved in 1995 special performance awards for Messrs. Leonard and Thomas for exemplary performance associated with consummation of the corporate reorganization resulting in the Company's formation (as set forth in footnotes to the Summary Compensation Table).

LONG-TERM INCENTIVE PLAN AND STOCK OPTION PLAN

    The Company's Performance Shares Plan (the "Performance Shares Plan") is a long-term incentive plan developed to reward officers and other key employees for contributing to long-term success by achieving corporate and individual goals approved by the Committee. The executive officers named in the compensation tables participate in this plan, and the same corporate and individual goals used in the Company's Annual Incentive Plan are applicable to this plan. The potential award opportunities are established in the same manner as the Annual Incentive Plan, with the minimum award opportunities ranging from 13.33% to 36.66% of annual salary for the full performance cycle. Performance cycles consist of overlapping four year periods. Because the former PSI Energy Performance Shares Plan was merged into the Performance Shares Plan effective as of October 24, 1994, the then existing PSI Energy performance cycles of 1992-1995 and 1994-1997 became performance cycles under the Performance Shares Plan. Awards earned under the 1992-1995 performance cycle by executive officers are paid in two installments: one-half of the award was paid in February, 1996, and the remaining portion will be paid in February, 1997. The dollar value of the awards to Messrs. Rogers, Mutz, Leonard, and Thomas, paid in February 1995 and earned under the 1990-1993 performance cycle, are set forth in the Summary Compensation Table. The next overlapping four year performance cycle under the Performance Shares Plan began January 1, 1996 and will end December 31, 1999. As mentioned previously, the 1996 Long-Term Incentive Compensation Plan is intended, in part, to replace the Performance Shares Plan; the details of the transition have yet to be determined.

    The Company's executive officers and other key employees are also eligible for grants under the Company's Stock Option Plan in amounts determined to be appropriate by the Committee. The plan is designed to align executive compensation with shareholder interests. Both non-qualified and incentive stock options have been granted under the plan. Options vest at the rate of 20% per year over a five-year period from the date of grant and may be exercised over a ten-year term.

CHIEF EXECUTIVE OFFICER

    Mr. Randolph's 1995 base salary was determined pursuant to an employment agreement with the Company dated December 11, 1992, as amended and restated effective October 24, 1994 (see Employment Agreements and Severance Arrangements on page 20). For 1995, Mr. Randolph also earned incentive compensation under the Annual Incentive Plan in the amount of $321,750, of which 50% was based on achievement of the Company's goals and 50% was based upon the Committee's determination of his achievement of individual goals.

    Mr. Rogers' 1995 base salary was determined pursuant to an employment agreement with the Company dated December 11, 1992, as amended and restated effective July 2, 1993 (see Employment Agreements and Severance Arrangements on page 20). For 1995, Mr. Rogers also earned incentive compensation under the Annual Incentive Plan in the amount of $321,750, of which 50% was based on achievement of the Company's goals and 50% was based upon the Committee's determination of his achievement of individual goals.

    Giving consideration to the accomplishments of 1995 leading to a total return to shareholders of 39.1% and an increase in earnings per share of 17%, the latter adjusted for the effects of weather and non-recurring items, sufficient goals were met to obtain the maximum award available. Other goals pertaining to budgeting, reengineering, development of a comprehensive human resource strategy, enhancement of top management team effectiveness, and elevation of the Company's impact in community involvement were also met. The relative importance in meeting these goals was equal in the determination of awards.

SUMMARY

    The Committee has established its executive compensation philosophy which emphasizes incentive compensation, both short-term and long-term, in order to tie the interests of the executive officers and the Company's shareholders. Base salary, annual cash incentives, and long-term incentives are an integral part of executive compensation. The Committee has determined that the Annual Incentive Plan should be modified to increase the maximum amount which can be awarded under that plan to "covered employees" under Code Section 162(m), and that a new long-term incentive plan (the 1996 Long-Term Incentive Compensation Plan) is needed to provide flexibility in designing competitive long-term incentive programs in order to attract and retain qualified and highly motivated executive employees in the future.

    The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August, 1993, for compensation earned in 1994 and later. Under the law, income tax deductions of publicly traded companies may be limited to the extent total compensation for certain executive officers exceeds one million dollars in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance based" or compensation which is payable under a written contract that was in effect before February 17, 1993. The Committee has reviewed the final regulations issued by the IRS and will continue to review the application of these rules to future compensation; however, the Committee intends to compensate executives on performance achieved, both corporate and individual.

    The tables which follow, and accompanying footnotes, reflect the decisions covered by the above discussion.

                                          COMPENSATION COMMITTEE

                                          Van P. Smith, Chairman
                                          Michael G. Browning
                                          George C. Juilfs
                                          John J. Schiff, Jr.

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation of Messrs. Rogers and Randolph, each of whom served as chief executive officer at different periods during 1995, and each of the additional four most highly compensated executive officers (these six executive officers sometimes hereinafter collectively referred to as the "named executive officers") for services to the Company and its subsidiaries during the calendar years ended December 31, 1995 and 1994. (The data presented for 1994 includes compensation from CG&E and PSI Energy for the period January 1, 1994 through October 24, 1994.)

                                                                                           LONG-TERM COMPENSATION
                                                                                 -------------------------------------------
                                                                                             AWARDS                PAYOUTS
                                              ANNUAL COMPENSATION                ------------------------------  -----------
                                 ----------------------------------------------                        (G)
                                                                       (E)             (F)         SECURITIES        (H)
              (A)                              (C)        (D)     OTHER ANNUAL     RESTRICTED      UNDERLYING       LTIP
           NAME AND                 (B)      SALARY    BONUS(1)   COMPENSATION    STOCK AWARDS    OPTIONS/SARS   PAYOUTS(2)
      PRINCIPAL POSITION           YEAR        ($)        ($)          ($)             ($)             (#)           ($)
-------------------------------  ---------  ---------  ---------  -------------  ---------------  -------------  -----------
James E. Rogers                       1995    535,000    321,750       15,322               0               0       283,427
  Vice Chairman,                      1994    433,144    265,729       64,417               0         250,000       273,720
  President and CEO
Jackson H. Randolph                   1995    535,000    321,750       11,594               0               0             0
  Chairman of the Board               1994    470,000    255,750        5,719               0         250,000             0

John M Mutz                           1995    358,656    143,462        2,041               0               0        11,804
  President, PSI Energy               1994    342,380    136,952        3,001               0         100,000        11,436

William J. Grealis(4)                 1995    276,000    103,500       37,677               0         100,000             0
  President, CG&E and
  Cinergy Investments
J. Wayne Leonard                      1995    250,008     93,753       17,385               0               0        83,974
  Group Vice President                1994    211,208     79,203       32,146               0         100,000        81,132
  and CFO
Larry E. Thomas                       1995    240,000     90,000        1,794               0               0        80,066
  Group Vice President                1994    209,540     78,578       29,078               0         100,000        77,345
  and Chief Transfor-
  mation Officer

                                      (I)
              (A)                  ALL OTHER
           NAME AND               COMPENSATION
      PRINCIPAL POSITION              ($)
-------------------------------  --------------
James E. Rogers                         135,676(3)
  Vice Chairman,                        285,393
  President and CEO
Jackson H. Randolph                     104,112(3)
  Chairman of the Board                  92,724
John M Mutz                              16,530(5)
  President, PSI Energy                   6,097
William J. Grealis(4)                   116,136(5)
  President, CG&E and
  Cinergy Investments
J. Wayne Leonard                         49,726(5)
  Group Vice President                   93,555
  and CFO
Larry E. Thomas                          29,464(5)
  Group Vice President                   53,945
  and Chief Transfor-
  mation Officer

------------------------------
(1) The amounts appearing in this column reflect the Annual Incentive Plan awards earned during the year listed and paid in the following year.

(2) The amounts appearing in this column reflect the values of the shares and cash earned under PSI Energy's Performance Shares Plan, as predecessor to the Company's Performance Shares Plan, by Messrs. Rogers, Mutz, Leonard, and Thomas during the four-year cycle from 1990 through 1993.

(3) Amount includes for Messrs. Rogers and Randolph, respectively: a deferred compensation award in the amount of $50,000 pursuant to the terms of each officer's Deferred Compensation Agreement; employer matching contributions under the PSI Energy and CG&E 401(k) Plans of $9,240 and $4,125; above-market interest on amounts deferred pursuant to the Deferred Compensation Agreements of $21,202 and $31,413; and benefits under Split Dollar Life Insurance Agreements of $16,584 and $18,574. Also includes for Mr. Rogers insurance premiums paid with respect to executive/group-term life insurance and relocation compensation in the amounts of $5,290 and $33,360, respectively.

(4) Mr. Grealis became President of Cinergy Investments and President of CG&E's Gas Operations effective January 16, 1995, and President of CG&E effective September 1, 1995.

(5) Amount includes for Messrs. Mutz, Grealis, Leonard, and Thomas, respectively: insurance premiums paid with respect to executive/ group-term life insurance of $10,062, $2,651, $1,927, and $5,682; and employer matching contributions under the PSI Energy 401(k) Plan of $6,468, $1,344, $9,002, and $8,982. Includes for Messrs. Grealis, Leonard, and Thomas, respectively, relocation compensation in the amounts of $45,958, $8,797, and $4,800. Includes for Mr. Grealis a profession transition allowance and supplemental life insurance of $50,000 and $16,183, respectively. Includes for Messrs. Leonard and Thomas, respectively, special performance awards in the amounts of $30,000 and $10,000.

OPTION/SAR GRANTS TABLE

    The following table sets forth information concerning options to purchase the Company's common stock granted to Mr. Grealis, the only named executive officer granted such options during 1995.

                                                                                                     POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED
                                         INDIVIDUAL GRANTS                                           ANNUAL RATES OF STOCK
---------------------------------------------------------------------------------------------------   PRICE APPRECIATION
                                                 (B)             (C)                                    FOR OPTION TERM
                                              NUMBER OF       % OF TOTAL        (D)                  ---------------------
                                             SECURITIES      OPTIONS/SARS    EXERCISE
                                             UNDERLYING       GRANTED TO      OR BASE       (E)         (F)        (G)
                   (A)                      OPTIONS/SARS     EMPLOYEES IN      PRICE    EXPIRATION      5%         10%
                   NAME                      GRANTED (#)     FISCAL YEAR      ($/SH)       DATE         ($)        ($)
------------------------------------------  -------------  ----------------  ---------  -----------  ---------  ----------
William J. Grealis                              100,000           6.02%        24.3125    1/24/2005    671,710   1,484,300

AGGREGATED OPTION/SAR EXERCISES AND YEAR-END OPTION/SAR VALUE TABLE

    The following table sets forth information concerning stock options exercised by the named executive officers during 1995, including the values realized for such options exercised, which represent the positive spread between the respective exercise prices and market prices on dates of exercises, and the numbers of shares for which options were held as of December 31, 1995, including the values for "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the market price of the shares as of December 31, 1995, which was $30.625 per share.

                                                                                    (D)
                                                                                 NUMBER OF                (E)
                                                                                SECURITIES             VALUE OF
                                                                                UNDERLYING            UNEXERCISED
                                                                                UNEXERCISED          IN-THE-MONEY
                                                                              OPTIONS/SARS AT       OPTIONS/SARS AT
                                                                                  FY-END                FY-END
                                                      (B)           (C)             (#)                   ($)
                                                SHARES ACQUIRED    VALUE    -------------------  ---------------------
                     (A)                          ON EXERCISE    REALIZED      EXERCISABLE/          EXERCISABLE/
                     NAME                             (#)           ($)        UNEXERCISABLE         UNEXERCISABLE
----------------------------------------------  ---------------  ---------  -------------------  ---------------------
James E. Rogers                                       39,622       465,570     189,403/200,000     2,906,442/1,550,000
Jackson H. Randolph                                        0           N/A      50,000/200,000       387,500/1,550,000
John M. Mutz                                               0           N/A       32,787/80,000         338,805/620,000
William J. Grealis                                         0           N/A           0/100,000               0/775,000
J. Wayne Leonard                                      13,539       137,161       57,611/80,000         684,123/620,000
Larry E. Thomas                                       20,043       161,713       51,107/80,000         592,623/620,000

LONG-TERM INCENTIVE PLAN AWARDS TABLE

    The   following  table  sets  forth  the   potential  payouts  of  an  award
contingently granted under the Performance Shares Plan to Mr. Grealis, the only named executive officer granted such award during 1995.

                                                                                               ESTIMATED FUTURE PAYOUTS UNDER
                                                                                                 NON-STOCK PRICE-BASED PLANS
                                                                                           ---------------------------------------
                                                             (B)               (C)
                                                          NUMBER OF       PERFORMANCE OR       (D)           (E)          (F)
                                                      SHARES, UNITS OR     OTHER PERIOD     THRESHOLD      TARGET       MAXIMUM
                        (A)                             OTHER RIGHTS     UNTIL MATURATION     SHARES       SHARES        SHARES
                        NAME                                 (#)            OR PAYOUT          (#)           (#)          (#)
----------------------------------------------------  -----------------  ----------------  ------------  -----------  ------------
William J. Grealis                                            2,042           1994-1997        (1)            4,085       (1)

------------------------------
(1) The number of performance shares of the Company's common stock contingently granted is calculated by determining the award opportunity in dollars for the performance cycle and dividing this by the per share price of the common stock at the time of the grant. For the 1994 through 1997 performance period, the award opportunity for participants is measured in terms of percentages ranging from 13.33% to 36.66% of annual salary. The performance shares vest based upon the achievement of long-term corporate and individual goals established by the Committee at the beginning of the performance period and measured at the end of the cycle. The actual size of an award is determined by multiplying the amount contingently granted by a weighted calculation reflecting the extent to which the aggregate of the pre-established goals has been met. For the 1994 through 1997 performance period, an award of approximately twice the number of shares contingently granted will be made if the aggregate of the pre-established goals are met. There is no minimum (threshold) award and the Committee may enhance the target award in recognition of exemplary performance or achievement as to individual goals. Awards are made in cash and Company common stock over a two-year period immediately following each performance cycle. The amount of an award that is generally paid in cash is equal to the amount of federal, state and local income taxes due on each installment, plus, with respect to the second installment, dividends otherwise payable on such installment.

PENSION BENEFITS

    The primary pension benefits payable at retirement to each of the named executive officers are provided pursuant to the terms of either CG&E's non-contributory management pension plan (the "CG&E Pension Plan") or PSI Energy's non-contributory pension plan (the "PSI Energy Pension Plan"). Mr. Randolph is covered under the terms of the CG&E Pension Plan. Messrs. Rogers, Mutz, Grealis, Leonard, and Thomas are covered under the terms of the PSI Energy Pension Plan.

    Under the terms of the CG&E Pension Plan, the retirement income payable to a pensioner is 1.3% of final average pay plus 0.35% of final average pay in excess of covered compensation, times the number of years of credited service through 30 years, plus 0.1% of final average pay times the number of years of credited service over 30 years. Final average pay is the average annual salary, based on July 1 pay rates, during the employee's five consecutive calendar years producing the highest such average within the last ten calendar years immediately preceding retirement. The IRS annually establishes a dollar limit, indexed to inflation, of the amount of pay permitted for consideration under the terms of the plan, which for 1995 was $150,000. Covered compensation is the average social security taxable wage base over a 35-year period. The accrued annual benefit payable to Mr. Randolph upon his retirement under the terms of the plan is $106,211 based upon IRS limits and credited service of 37 years.

    The Company and Mr. Randolph have entered into an Amended and Restated Supplemental Executive Retirement Income Agreement which in effect freezes as of December 31, 1994, the accrual of benefits payable to Mr. Randolph under CG&E's Supplemental Executive Retirement Plan upon his retirement, death, or disability.

Under  the  amended agreement,  the  annual supplemental  retirement  benefit of
$511,654  shall  be  paid  to  Mr.  Randolph  or  his  beneficiary  in   monthly
installments of $42,638 for 180 months beginning December 1, 2000.

    The PSI Energy Pension Plan covers all of its employees who meet certain minimum age and service requirements. Compensation utilized to determine benefits under the PSI Energy Pension Plan includes substantially all salaries and annual incentive compensation, including deferred compensation for Mr. Rogers. PSI Energy Pension Plan benefits are determined under a final average pay formula with consideration of years of service to a maximum of 30, age at retirement and the applicable average social security wage base. PSI Energy also maintains an Excess Benefit Plan, in which Messrs. Rogers, Mutz, Grealis, Leonard, and Thomas participate, designed to restore pension benefits to those individuals whose benefits under the PSI Energy Pension Plan would otherwise exceed the limits imposed by the Code.

    The following pension plan table illustrates the estimated annual benefits payable as a straight-life annuity under both plans to participants who retire at age 62. Such benefits are not subject to any deduction for social security or other offset amounts.

                                                         YEARS OF SERVICE
                               ---------------------------------------------------------------------
COMPENSATION                       5          10          15          20          25          30
-----------------------------  ---------  ----------  ----------  ----------  ----------  ----------
$ 300,000....................  $  23,190  $   46,380  $   69,575  $   92,765  $  115,955  $  139,145
  400,000....................     31,190      62,380      93,575     124,765     155,955     187,145
  500,000....................     39,190      78,380     117,575     156,765     195,955     235,145
  600,000....................     47,190      94,380     141,575     188,765     235,955     283,145
  700,000....................     55,190     110,380     165,575     220,765     275,955     331,145
  800,000....................     63,190     126,380     189,575     252,765     315,955     379,145
  900,000....................     71,190     142,380     213,575     284,765     355,955     427,145
 1,000,000...................     79,190     158,380     237,575     316,765     395,955     475,145
 1,100,000...................     87,190     174,380     261,575     348,765     435,955     523,145

    The estimated credited years of service at age 62 for each of the named executive officers covered under the terms of the PSI Energy Pension Plan are as follows: Mr. Rogers, 20.22 years; Mr. Mutz, 3.39 years; Mr. Grealis, 11.69 years; Mr. Leonard, 30 years; and Mr. Thomas, 30 years.

    Messrs. Rogers, Mutz, and Grealis also participate in the PSI Energy Supplemental Retirement Plan, which is designed to provide coverage to employees, previously designated by the board of directors of PSI Energy, who will not otherwise qualify for full retirement benefits under the PSI Energy Plan. The benefit provided by the PSI Energy Supplemental Retirement Plan will be an amount equal to that which a covered employee with maximum permitted years of participation (30 years) would have received under the PSI Energy Plan, reduced by the actual benefit provided by the PSI Energy Plan and the Excess Benefit Plan, and further reduced by benefits the covered employee will be eligible to receive from retirement plans from previous self-employment and from previous employers. The estimated annual benefit payable at age 62 under the PSI Energy Supplemental Retirement Plan is $192,158 for Mr. Rogers, $89,147 for Mr. Mutz, and $3,230 for Mr. Grealis.

    The Company has an Executive Supplemental Life Insurance Program, which provides key management personnel, including the named executive officers, with additional life insurance coverage during employment, and post-retirement deferred compensation. At the later of age 55 or retirement, the participant's life insurance coverage under the program will be canceled. At that time, the participant will receive the total amount of coverage in the form of deferred compensation payable in ten equal annual installments. The annual benefit payable, at the later of age 55 or retirement, to each of the named executive officers is $15,000 per year over ten years.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

    The Company entered into individual employment agreements with Mr. Randolph and Mr. Rogers (each sometimes hereinafter individually referred to as the "Executive") effective as of October 24, 1994.

    Pursuant to his employment agreement, Mr. Randolph served as Chairman and Chief Executive Officer of the Company until November 30, 1995, at which time he relinquished the position of Chief Executive Officer; he will continue to serve as Chairman of the Board of the Company until November 30, 2000. Mr. Rogers served as Vice Chairman, President and Chief Operating Officer of the Company until November 30, 1995, and thereafter has served as Vice Chairman, President and Chief Executive Officer. Mr. Rogers' agreement is for a term of three years; however, as amended in December 1995, on each annual anniversary date it will be automatically extended for an additional year, unless either the Company or Mr. Rogers gives timely notice otherwise.

    During the terms of their agreements, Messrs. Randolph and Rogers will receive minimum annual base salaries of $465,000 and $422,722, respectively. Each will also be paid an annual incentive cash award of up to a maximum of no less than 55% of his annual salary pursuant to the Company's Annual Incentive Plan, and will be eligible to participate in all other incentive, stock option, performance award, savings, retirement and welfare plans applicable generally to Company employees and executives.

    If the Executive's employment terminates as a result of death, his beneficiary will receive a lump sum cash amount equal to the sum of (a) the Executive's annual base salary through the termination date to the extent not previously paid, (b) a pro rata portion of the benefit under the Company's Annual Incentive Plan calculated based upon the termination date and (c) any compensation previously deferred but not yet paid to the Executive (with accrued interest or earnings thereon) and any unpaid accrued vacation pay. In addition to these accrued amounts, if the Company terminates the Executive's employment without "cause" or the Executive terminates his employment for "good reason" (as each is defined in the employment agreements), the Company will pay to the Executive (a) a lump sum cash amount equal to the present value of his annual base salary and benefit under the Company's Annual Incentive Plan payable through the end of the term of employment, at the rate and applying the same goals and factors in effect at the time of notice of such termination, (b) the value of all benefits to which the Executive would have been entitled had he remained in employment until the end of the term of employment under the Company's Performance Shares Plan and Executive Supplemental Life Insurance Program, (c) the value of all deferred compensation and all executive life insurance benefits whether or not then vested or payable and (d) medical and welfare benefits for the Executive and his family through the end of the term of employment. If the Executive's employment is terminated by the Company for cause or by the Executive without good reason, the Executive will receive unpaid annual base salary accrued through the termination date and any accrued deferred compensation.

    Mr. Randolph has a severance agreement with the Company which provides that if, within three years after October 24, 1994 he terminates his employment for good cause or his employment is terminated by the Company other than for disability or cause, the Company will pay him a cash amount equal to 300% of his annualized compensation for the most recent five years ending before October 24, 1994, less $1,000, plus a cash "gross-up" payment equal to the federal excise tax due on such amount, if any.

    Mr. Mutz has an employment agreement pursuant to which he will serve as President of, and will be nominated for election as a director of, PSI Energy until October 4, 1998. Commencing October 4, 1996, the term of the employment agreement may be extended for one additional year upon mutual agreement. During the term of his agreement, Mr. Mutz will receive a minimum annual base salary of $330,000, will be eligible to receive an annual incentive cash award of up to 40% of his annual base salary pursuant to the Company's Annual Incentive Plan, will be eligible to participate in all other incentive, stock option, performance award, savings, retirement and welfare plans applicable generally to Company employees and executives, and will receive other fringe benefits. In connection with his participation in the PSI Energy Supplemental Retirement Plan, Mr. Mutz's employment agreement provides that he will be vested in his benefit (calculated including a profession transition allowance of $250,000 paid in 1993) at a rate of 20% per year of service beginning in 1994 without offset for other retirement benefits, and will be guaranteed a benefit thereunder based on its current terms even if the plan subsequently is amended to reduce benefits or is terminated.

    The Company and Mr. Grealis entered into an employment agreement which commenced on January 16, 1995 and shall continue until June 30, 2000; provided, however, commencing on January 1, 1999, and each January 1 thereafter, the term of the employment agreement may be extended for one additional year upon mutual agreement. Pursuant to the terms of his agreement, Mr. Grealis initially served as President of Cinergy Investments and President of CG&E's Gas Operations. However, Mr. Grealis may be further assigned such other responsible executive capacity or capacities as the boards of directors of the Company or Cinergy Services or the Company's chief executive officer may from time to time determine. Effective September 1, 1995, Mr. Grealis was named to the position of President of CG&E in addition to retaining the position of President of Cinergy Investments. During the term of his agreement, Mr. Grealis will receive a minimum annualized base salary of $288,000, will be eligible to participate in all other incentive, stock option, performance award, savings, retirement and welfare benefit plans applicable generally to Company employees and executives, and will receive other fringe benefits. In connection with his retirement, the employment agreement provides that Mr. Grealis will receive an annual benefit of no less than $283,000 payable as a straight-life annuity at age 62.

    The Company entered into individual employment agreements with Messrs. Leonard and Thomas which shall continue until December 31, 1997; provided, however, effective January 1, 1996, and each January 1 thereafter, the term of each such employment agreement may be extended for one additional year upon mutual agreement. Pursuant to the terms of their respective agreements, Mr. Leonard has served as Group Vice President and Chief Financial Officer of the Company and its subsidiaries, and Mr. Thomas initially served as Group Vice President, Reengineering and Operation Services of the Company and its subsidiaries. However, each such officer may be further assigned such other responsible executive capacity or capacities as the boards of directors of the Company or Cinergy Services or the Company's chief executive officer may from time to time determine. Effective September 1, 1995, Mr. Thomas was named to the position of Group Vice President and Chief Transformation Officer. During the term of their agreements, Messrs. Leonard and Thomas will receive minimum annual base salaries of $250,000 and $240,000, respectively, and each will be eligible to participate in all other incentive, stock option, performance award, savings, retirement and welfare benefit plans applicable generally to Company employees and executives, and will receive other fringe benefits.

    If the employment of Messrs. Mutz, Grealis, Leonard, or Thomas (each sometimes hereinafter individually referred to as the "officer") is terminated as a result of death, for cause, or by the officer without good reason, the officer or the officer's beneficiary will be paid a lump sum cash amount equal to (a) the officer's unpaid annual base salary through the termination date, (b) a pro rata portion of the officer's award under the Company's Annual Incentive Plan, (c) the officer's vested accrued benefits under the Company's Performance Shares Plan (and also including PSI Energy's Pension Plan, Excess Benefit Plan, and Supplemental Retirement Plan in the case of Mr. Mutz), and (d) any unpaid deferred compensation (including accrued interest or earnings) and unpaid accrued vacation pay. If, instead, the officer's employment is terminated prior to a change in control (as defined) without cause or by the officer for good reason, the officer will be paid (a) a lump sum cash amount equal to the present value of the officer's annual base salary and target annual incentive cash award payable through the end of the term of the agreement, at the rate and applying the same goals and factors in effect at the time of notice of such termination,
(b) the present value of all benefits to which the officer would have been entitled had the officer remained in employment until the end of the term of the agreement under the Company's Performance Shares Plan and Executive Supplemental Life Insurance Program (and also including PSI Energy's Pension Plan, Excess Benefit Plan, and Supplemental Retirement Plan in the case of Mr. Mutz), (c) the value of all deferred compensation and all executive life insurance benefits whether or not vested or payable, and (d) continued medical and welfare benefits through the end of the term of the agreement.

    If the employment of any such officer (as defined above) is terminated after a change in control, the officer will be paid a lump sum cash payment equal to the greater of (i) three times (two times in the case of Mr. Grealis) the sum of his annual base salary immediately prior to the date of his termination of employment or, if higher, the date of the change in control, plus all incentive compensation or bonus plan amounts in effect prior to the date of his termination of employment or, if higher, prior to the change in control, and
(ii) the present value of all annual base salary, bonuses and incentive compensation and retirement benefits that would otherwise be due under the agreement plus deferred compensation and executive life insurance benefits. In addition, the officer will be provided life, disability, accident and health insurance benefits for thirty-six months (twenty-four months in the case of Mr. Grealis), reduced to the extent comparable benefits are received, without cost, by the officer.

DEFERRED COMPENSATION AGREEMENTS

    Mr. Randolph and CG&E, and Mr. Rogers and PSI Energy, have entered into deferred compensation agreements effective as of January 1, 1992 (the "Deferred Compensation Agreements") pursuant to which each executive officer is credited with a $50,000 base salary increase in the form of deferred compensation. Such amount is deferred annually, in the case of both Mr. Randolph and Mr. Rogers, for a five-year period beginning January 1, 1992 and ending December 31, 1996, and in the case of Mr. Rogers, for an additional five-year period beginning January 1, 1997 and ending December 31, 2001. The Deferred Compensation Agreements were assumed by the Company effective as of October 24, 1994.

    In general, Mr. Randolph's Deferred Compensation Agreement provides that if his employment terminates for any reason, other than death or disability, prior to January 1, 1997, he will receive the total amount of his deferred income plus interest. If Mr. Randolph's employment terminates on or after January 1, 1997, he will receive an annual cash benefit of $179,000 payable for a 15-year period beginning January 2001. Proportional benefits are payable to Mr. Randolph in the event his employment is terminated for death or disability prior to January 1, 1997.

    In general, Mr. Rogers' Deferred Compensation Agreement provides that if his employment terminates for any reason, other than death, prior to January 1, 1997, he will receive a lump sum cash payment equal to the total amount deferred for the first five-year period described above plus interest. If Mr. Rogers' employment terminates for any reason, other than death, on or after January 1, 1997, he will receive an annual cash benefit over a 15-year period beginning the first January following termination of his employment, but in no event earlier than January 2003 nor later than January 2010. The annual cash benefit amount payable for such 15-year period ranges from $179,000 per year if payment begins in January 2003, to $554,400 per year if payment commences in January 2010. Comparable amounts are payable to Mr. Rogers in the event his employment is terminated for disability prior to January 1, 1997 or if Mr. Rogers dies (i) prior to January 1, 1997 while employed or disabled, or (ii) on or after January 1, 1997 but before commencement of payment of the 15-year payments described above; provided, however, if Mr. Rogers becomes disabled prior to the completion of the first award period, the amounts paid will be proportionately reduced based on the ratio of the amount deferred to the date of disability to the total amount that would have been deferred to the end of the first award period. In addition, if Mr. Rogers' employment terminates for any reason, other than death or disability, on or after January 1, 1997, but before January 1, 2002, he will receive a lump sum cash payment equal to the total amount deferred during the second five-year period described above plus interest. Additionally, if Mr. Rogers' employment terminates for any reason, other than death or disability, on or after January 1, 2002, he will receive an additional annual benefit for a 15-year period beginning the first January following termination of his employment, but in no event earlier than January 2008 nor later than January 2010. The annual cash benefit amount payable for such period ranges from $179,000 per year if payment begins in January 2008, to $247,000 per year if payment begins in January 2010. Provided that Mr. Rogers is employed on January 1, 1997, comparable amounts are payable to Mr. Rogers in the event his employment is terminated for disability prior to January 1, 2002 or if Mr. Rogers dies (i) prior to January 1, 2002 while employed or disabled, or (ii) on or after January 1, 2002 but before commencement of payment of benefits; provided, however, if Mr. Rogers becomes disabled prior to the completion of the second award period, his payments will be proportionately reduced in the same manner as described above for disability during the first award period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Schiff, Chairman of the Board of Cincinnati Financial Corporation, serves on the Committee (as the term is defined on page 12) and Mr. Randolph, Chairman of the Board of the Company, serves on the board of directors of Cincinnati Financial Corporation.

PERFORMANCE GRAPH

    The following line graph compares the cumulative total average shareholder return of the common stock of the Company with the cumulative total returns during the same time period of the S&P Electric Utilities Index and the S&P 500 Stock Index. The graph tracks performance from October 25, 1994 (the initial trading date of the Company's common stock) through December 31, 1995, and assumes a $100 investment on October 25, 1994 and dividend reinvestment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            25-OCT-94   31-DEC-94   31-DEC-95
Company Common Stock          $ 100.00    $ 104.40    $ 145.30
S&P Electric Utilities
Index                         $ 100.00    $ 104.80    $ 137.40
S&P 500 Stock Index           $ 100.00    $ 100.10    $ 137.70

                                                                    OCTOBER 25,
                                                                       1994        DECEMBER 31, 1994  DECEMBER 31, 1995
                                                                  ---------------  -----------------  -----------------
Company Common Stock............................................     $  100.00         $  104.40          $  145.30
S&P Electric Utilities Index....................................     $  100.00         $  104.80          $  137.40
S&P 500 Stock Index.............................................     $  100.00         $  100.10          $  137.70

ITEM 2.  ADOPTION OF CINERGY CORP. 1996 LONG-TERM INCENTIVE
COMPENSATION PLAN

INTRODUCTION

    On January 25, 1996, the Company's Board adopted a new employee incentive compensation plan, the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), subject to approval by the Company's shareholders. If approved, the Plan will provide the Company, in this era of utility competition, greater flexibility to design long-term compensation incentives for the Company's officers and other key employees by rewarding long-term performance. Accordingly, certain key employees may be granted Stock Options, Stock Appreciation Rights, Restricted Stock, Cash Awards, Performance Shares, Performance Awards, Dividend Equivalents, and Other Stock-Based Awards, as described below. In utilizing the Plan, a greater portion of pay for officers and key employees is placed at risk, but ownership of stock assists in the attraction and retention of qualified employees and provides them with additional incentives to devote their best efforts to pursue and sustain the Company's growth and profitability through the accomplishment of corporate goals. The Plan is thus intended to coalesce the interests of the Company's shareholders, customers and management to enhance the Company's value.

    The Board believes that the approval of the Plan is in the best interests of the Company and the shareholders because the Plan will enable the Company to provide long-term, stock-based and cash incentives to officers and other key employees to enhance the financial success of the Company and increase shareholder value.

VOTE REQUIRED

    Assuming the presence of a quorum at the Annual Meeting, approval of the Plan will require the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote thereat. Abstentions will have the same effect as votes against the proposal. Broker non-votes will be deemed absent shares and, accordingly, will not effect the outcome of the vote.

SUMMARY OF PLAN FEATURES

    GENERAL. The Plan contemplates the grant from time to time to selected eligible employees of stock-related awards of six general types: (1) options to purchase shares of the Company's common stock ("Options"); (2) rights to receive, upon exercise, the appreciation in fair market value of shares of the Company's common stock ("Stock Appreciation Rights" or "SARS"); (3) outright grants of shares of the Company's common stock, subject to transfer restrictions and risk of forfeiture for a specified restriction period ("Restricted Stock") and which may, but need not be, conditional upon the attainment of specified Performance Measures; (4) rights to receive (a) shares of the Company's common stock, or in lieu of all or any portion of those shares, their fair market value ("Performance Shares") or (b) a specified dollar amount or, in lieu of all or any portion of that amount, shares of the Company's common stock having the same fair market value ("Performance Awards"), both conditional upon the attainment during a specified performance period of specified Performance Measures; (5) rights to receive the Company's common stock or cash or other property equal in value to dividends paid with respect to a specified number of shares of common stock, and which may, but need not be, conditional upon the attainment of specified Performance Measures ("Dividend Equivalents"); and (6) other stock-based awards which are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of the Company's common stock ("Other Stock-Based Awards"). Options meeting the requirements of Code Section 422 and intended to be afforded the federal income tax treatment of Code Section 422 options ("Incentive Stock Options" or "ISOs"), as well as other Options ("Nonqualified Stock Options" or "NSOs"), may be awarded under the Plan. SARs granted under the Plan may be awarded either in tandem with Options ("Tandem SARs") or standing alone ("Freestanding SARs").

    The full text of the Plan is attached to this Proxy Statement as Exhibit A. The discussion which follows provides additional information concerning the Plan. Because the discussion is in the nature of a summary and does not cover all aspects of the Plan, shareholders may wish to review Exhibit A in its entirety.

    SHARES AVAILABLE FOR AWARD AND LIMITS ON SARS. Shares used for awards under the Plan may be authorized but unissued shares of the Company's common stock or may be shares of common stock acquired on the open market, in private transactions or otherwise, or issued and outstanding shares acquired by or on behalf of the Company in the name of an awardee (or a permissible successor thereof) for purposes of granting or settling the award or may be a combination of these methods. Subject to adjustment as provided in the Plan, the number of shares of the Company's common stock that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) awarded as Restricted Stock and released from substantial risk of forfeiture, (iii) issued or transferred as Dividend Equivalents, and (iv) issued or transferred in payment of Performance Shares, Performance Awards or Other Stock-Based Awards which have been earned, shall not in the aggregate exceed 7,000,000 shares.

    Upon the payment of any portion of any exercise price by the transfer to the Company of the Company's common stock or upon related satisfaction of tax withholding obligations or any other payment made or benefit realized under the Plan by the transfer or relinquishment of the Company's common stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company less the number of shares so transferred or relinquished. However, the number of shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 7,000,000 subject to adjustment as provided for in the Plan.

    Upon the payment in cash of a benefit provided by any award under the Plan, any shares of the Company's common stock that were covered by that award shall again be available for issuance or transfer under the Plan.

    No employee shall be granted Options or Stock Appreciation Rights for or relating to more than 500,000 shares of the Company's common stock during any calendar year, subject to adjustment pursuant to the Plan. No employee shall receive awards of Restricted Stock, Dividend Equivalents, Performance Shares and Performance Awards, and Other Stock-Based Awards having an aggregate value as of their respective dates of grant in excess of $3,000,000 in any calendar year.

    ADMINISTRATION AND ELIGIBILITY. The Plan will be administered by the Committee (as the term is defined on page 12). All of the Committee members must be non-employee directors of the Company's Board who are disinterested persons under Rule 16b-3 promulgated under the 1934 Act and successor rules, and "outside directors" within the meaning of Code Section 162(m).

    The group of employees of the Company and its subsidiaries who would be eligible to receive awards consists of officers, employees who are employed in a significant executive, supervisory, administrative, operational, or professional capacity, and employees who have the potential to contribute to the future success of the Company or its subsidiaries. However, the Committee would have exclusive authority to determine, in its sole discretion, those eligible employees to whom awards would be granted at any time, as well as the type, size, and other terms and conditions of each granted award, subject only to the parameters in the Plan. The Committee may make grants to employees under any or a combination of all of the various categories of awards that are authorized under the Plan.

    PERFORMANCE MEASURES. Performance Measures are criteria and objectives determined by the Committee which (1) in the case of Performance Shares, Performance Awards or Dividend Equivalents, the attainment of which during the applicable performance period would be a pre-condition to settlement of the award and (2) in the case of Restricted Stock, the failure to attain which would cause forfeiture of the award and/or which if met during the otherwise applicable restriction period would cause an early termination of the restriction period. Performance Measures applicable to any award to an employee who is, or is determined by the Committee likely to become, a "covered employee" within the meaning of Code Section 162(m)(3) shall be established in writing within the period required by Code Section 162(m) and shall be limited to criteria and objectives related to (1) the Company's or a subsidiary's performance, efficiency, or profitability including, but without limitation, stock price, total shareholder return, market share, sales, earnings per share, costs, net operating income, cash flow, fuel cost per million BTU, costs per kilowatt hour, retained earnings, or return on equity; and/or (2) a covered employee's performance which criteria shall be based on objective or, with respect to separate awards under the Plan, subjective performance criteria pertaining to a covered employee's individual effort as to enhancement of either individual performance or achievement or attainment of the performance, efficiency or profitability of the Company or its subsidiaries. However, the Committee may impose any other subjective or objective criteria it may approve from time to time for the purpose of reducing the amount otherwise payable upon settlement of Dividend Equivalents, Performance Shares or Performance Awards or for the purpose of increasing the number of shares of Restricted Stock that would otherwise be forfeited during the applicable Restriction Period. Except in the case of such a covered employee, if the Committee determines that a change in the business, operation, corporate structure or capital structure of the Company or any of its subsidiaries, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures to be unsuitable, the Committee may modify such Performance Measures, in whole or in part, as the Committee deems appropriate and equitable.

    OPTIONS. The Committee may grant Options that entitle the optionee to purchase shares of the Company's common stock at a price equal to the "fair market value" on the date of grant. The "fair market value" of a share of common stock means the average of the high and low sales prices of a share of common stock on the date of grant, or on the preceding trading day if that date was not a trading date, as reported by the "NYSE-Composite Transactions" published in THE WALL STREET JOURNAL. Any Options granted must be evidenced by a written agreement. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of nonforfeitable, unrestricted shares of the Company's common stock that are already owned by the optionee, (iii) with any other legal consideration the Committee may deem appropriate, or (iv) by any combination of these methods.

    Payment of the exercise price of any Nonqualified Stock Option may also be made in whole or in part in the form of shares of Restricted Stock or other shares of the Company's common stock that are subject to risk of forfeiture or restriction on transfer. When paid for with such consideration, unless otherwise determined by the Committee on or after the date of the grant, shares of the Company's common stock received by the optionee upon the exercise of the NSO are subject to the same risks of forfeiture and restrictions on transfer applied to the consideration surrendered by the optionee. However, such risks of forfeiture and restriction on transfer shall apply only to the same number of shares of the Company's common stock surrendered by the optionee. The Committee has the authority to specify at the time Options are granted that the shares of the Company's common stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Plan does not require any such holding period and would permit immediate sequential exchanges of shares of common stock at the time of exercise of the Options.

    No Option may be exercised more than ten years from the date of grant. Successive grants may be made to the same optionee regardless of whether Options previously granted to him or her remain unexercised.

    STOCK APPRECIATION RIGHTS. Any SARs granted under the Plan must be evidenced by a written agreement. In the case of Freestanding SARs, the written agreement would specify the number of SARs granted, the term of the SARs (which may not exceed ten years from the date of grant), and the time or times at which the SARs will first become exercisable. In the case of Tandem SARs, the written agreement would specify the Option and the number of shares to which the SAR relates and the term of the SAR (which may not exceed that of the related Option). Freestanding SARs may (but need not) be made immediately exercisable. A Tandem SAR generally will be exercisable during its term only when and to the extent the related Option is exercisable. During the lifetime of the grantee of either type of SAR, the SAR would be exercisable only by the grantee or the grantee's legal representative.

    For each Freestanding SAR exercised, the holder would become entitled to receive the excess of fair market value of a share of the Company's common stock on the date of exercise over its fair market value on the date the SAR was granted. Exercise of a Tandem SAR would entitle the holder to receive the excess of the aggregate fair market value on the exercise date of the number of optioned shares of the Company's common stock with respect to which the SAR is being exercised over their aggregate fair market value on the date the related Option was granted. Exercise of a Tandem SAR would have the effect of reducing the number of shares covered by the related Option by the number with respect to which the SAR is exercised, and exercise of the related Option would have the equivalent effect upon a Tandem SAR. Exercised SARs may be settled in cash, whole shares of the Company's common stock (valued at date of exercise), or a combination of cash and such shares, unless the applicable SAR agreement further limits the form of settlement. If the form of settlement is not specified in the SAR agreement, the holder, at the time of exercise, may request the form he or she wishes to receive, but the Committee will have the ultimate authority, in its discretion, to approve or disapprove any such request. In the absence of such a request, the Committee also would determine the form of settlement.

    RESTRICTED STOCK. A grant of Restricted Stock involves the immediate transfer by the Company to an employee of ownership of a specific number of shares of the Company's common stock subject to a risk of forfeiture for a specified restriction period and which may be further conditioned upon the attainment of specified Performance Measures. During the applicable restriction period, the awardee of Restricted Stock would have all the voting, dividend, and other rights of a record holder of the Company's common stock, except that the shares would be nontransferable, and that any non-cash dividends or other distributions paid upon the shares would be held by the Company and would be subject to transfer restrictions and risk of forfeiture to the same extent as the shares themselves. Upon the expiration of the applicable restriction period and (if applicable) the attainment of the relevant Performance Measures, full legal title to the shares of common stock covered by the grant of Restricted Stock will thereupon vest in the employee without additional consideration or in consideration of a payment by the employee equal to or less than the fair market value of the shares of common stock. The general terms and conditions of any award of Restricted Stock must be set forth in a written agreement, specifying the number of shares subject to the award and the restriction period(s) established by the Committee with respect to those shares, which must be at least three years from date of grant, except in the case of awards that are subject to Performance Measures (in which case the restriction period shall be at least one year). At the time of the grant, the Committee may provide for forfeiture of shares covered thereby if specified Performance Measures are not attained during a restriction period and/or for early termination of a restriction period.

    Restricted Stock must be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83 for a period to be determined by the Committee. An example would be a provision that the Restricted Stock would be forfeited if the participant ceased to serve the Company as an officer or other key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue.

    PERFORMANCE SHARES AND PERFORMANCE AWARDS. Any grant of Performance Shares or a Performance Award shall be evidenced by a written agreement. An employee will be given one or more Performance Measures to meet within a specified performance period. If by the end of the performance period the employee has achieved the specified Performance Measures, the employee will be deemed to have fully earned the Performance Shares or Performance Awards. To the extent earned, the Performance Shares or Performance Awards will be paid to the employee at the time and in the manner determined by the Committee in cash, shares of the Company's common stock or any combination thereof.

    DIVIDEND EQUIVALENTS. Any award of Dividend Equivalents shall be evidenced by a written agreement. The agreement shall set forth the circumstances (including any applicable Performance Measures) under which, and specify the number, if any, of, shares of the Company's common stock or the amount of cash that shall then become payable to the awardee. The Committee shall determine the timing of the award.

    OTHER STOCK-BASED AWARDS. The Committee may grant Other Stock-Based Awards (awards other than a Dividend Equivalents, Options, Performance Shares, Performance Awards, Restricted Stock or SARs). Other Stock-Based Awards shall be evidenced by a written agreement or by other methods as determined by the Committee. The agreement shall set forth the circumstances (including any applicable Performance Measures) under which, and specify the number, if any, of, shares of the Company's common stock or the amount of cash that shall then become payable to the awardee. The Committee shall determine the timing of the award.

    EFFECTS OF A CHANGE IN CONTROL OF THE COMPANY. In the event of a "change in control" (as defined below) of the Company, unless otherwise provided in the related written agreement pertaining to the award, (i) each unexpired Option and Stock Appreciation Right shall be immediately exercisable, (ii) all restrictions (other than those imposed by law) and conditions of all Restricted Stock, Dividend Equivalents and Other Stock-Based Awards shall be deemed fully satisfied, and (iii) all Performance Measures of all Performance Shares and Performance Awards, Dividend Equivalents and Other Stock-Based Awards shall be deemed fully satisfied at the maximum criteria levels. For this purpose, a "change in control" will occur if: (1) any person or group becomes the beneficial owner of more than 50% of the then outstanding voting stock of the Company otherwise than through a transaction approved by the Board, (2) the Company's shareholders either (a) approve an agreement to merge or consolidate the Company with or into another corporation and the Company or one of its subsidiaries will not be the surviving company or (b) the sale of at least substantially all of the Company's assets other than in a merger or sale that will result in the Company's voting securities that were outstanding prior to the merger or sale continuing to represent at least 50% of the combined voting power of the corporation surviving the merger or purchasing the assets, or (3) during any period of two consecutive years, individuals who at the beginning of the period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved) cease to constitute a majority of the Board.

    TAX WITHHOLDING. Unless otherwise provided in the applicable agreement concerning an award, the Plan would permit awardees to satisfy tax withholding requirements in connection with the exercise, vesting or settlement of an award,
(1) entirely in cash; (2) subject to Committee approval, by delivery to the Company of a number of shares of the Company's common stock which have an aggregate fair market value as of the tax withholding date sufficient to satisfy all withholding requirements; (3) subject to Committee approval, by authorizing the Company to withhold shares otherwise issuable pursuant to the award sufficient to satisfy all such requirements; or (4) by a combination of these methods. The Company and the employee may also make similar arrangements with respect to the payment of taxes with respect to which withholding is not required.

    TRANSFERABILITY. No option, or other "derivative security" within the meaning of Rule 16b-3, is transferable by an employee except by will or the laws of descent and distribution. Options may not be exercised during an employee's lifetime except by the employee, or in the event of an employee's incapacity by the employee's guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law and judicial supervision; however, the Committee, in its sole discretion, may provide for the transferability of specific awards so long as such provision will not disqualify the exemption for other awards under Rule 16b-3.

    DURATION, AMENDMENT, AND TERMINATION. The Plan is intended to be of indefinite duration. However, the provisions of the Code currently applicable to ISOs do not permit the grant of ISOs under the Plan after the tenth anniversary of its effective date.

    The Company, at any time by action of the Board, may terminate, modify, or amend the Plan in whole or in part, except that the provisions of the Plan relating to the effect of a "change in control" of the Company may not be amended for three years following a "change in control." No such action may, without the approval of the Company's shareholders, (1) increase the maximum number of shares of common stock that may be issued in respect of awards under the Plan, (2) change the class of employees eligible to participate in the Plan, or (3) cause the Plan to no longer comply with Rule 16b-3 of the 1934 Act or any other regulatory requirements.

    NEW PLAN BENEFITS. To date, no awards of any kind have been granted under the Plan and, accordingly, no benefits are presently determinable.

FEDERAL INCOME TAX CONSEQUENCES OF PLAN

    The following is a brief summary of certain of the federal income tax consequences of the Plan. The summary reflects the federal tax law as in effect on January 1, 1996, and does not reflect any provisions of the income tax laws of any state or local jurisdiction. This summary is not intended to be exhaustive.

    INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of common stock are issued to an optionee pursuant to the exercise of an Incentive Stock Option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of an option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

    If shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

    NONQUALIFIED STOCK OPTIONS. In general: (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of an NSO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

    STOCK APPRECIATION RIGHTS. No income will be recognized by a holder in connection with the grant of a Tandem SAR or a Freestanding SAR. When the SAR is exercised, the recipient normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any nonrestricted share of the Company's common stock received on the exercise.

    RESTRICTED STOCK. A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the shares of Restricted Stock (reduced by any amount paid by the recipient for such shares) at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Code Section 83(b) election has not been made, any dividends received with respect to shares of Restricted Stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

    PERFORMANCE SHARES, PERFORMANCE AWARDS, OTHER STOCK-BASED AWARDS AND DIVIDEND EQUIVALENTS. No income generally will be recognized upon the grant of Performance Shares, Performance Awards, Other Stock-Based Awards or Dividend Equivalents. Upon payment in respect of the earn-out of Performance Shares, Performance Awards, Other Stock-Based Awards or Dividend Equivalents, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of the Company's common stock received.

    SPECIAL RULES APPLICABLE TO OFFICERS. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the 1934 Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer to suit under Section 16(b) of the 1934 Act, but not longer than six months.

    TAX CONSEQUENCES TO THE COMPANY. To the extent that an employee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Code Section 280G, and is not disallowed by the one million dollar limitation on certain executive compensation.

    THE BOARD RECOMMENDS VOTING FOR THIS PROPOSAL, WHICH IS DESIGNATED IN THE PROXY AS ITEM 2.

ITEM 3.  PROPOSED AMENDMENT TO THE CINERGY CORP. ANNUAL INCENTIVE PLAN

INTRODUCTION

    The Company's Annual Incentive Plan, as adopted effective October 24, 1994, is a short-term incentive compensation plan designed to benefit eligible employees of the Company and its subsidiaries. The plan rewards the Company's officers and other key employees for meeting established individual, group, and corporate goals. Employees who participate in this plan are granted awards payable in cash to the extent predetermined goals are attained within the calendar year. The awards are payable during March following the year for which the awards are earned. Awards are based on a percentage of a participant's annual base salary. (For more information, please refer to the discussion pertaining to the ANNUAL INCENTIVE PLAN on page 13.)

    Effective January 1, 1996, the plan was amended by the Board, subject to approval by the Company's shareholders, with respect to certain provisions of the plan pertaining to objective performance criteria and the maximum amount of award available to executive officers.

VOTE REQUIRED

    Assuming the presence of a quorum at the Annual Meeting, approval of the amendment to the plan will require the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy and entitled to vote thereat. Abstentions will have the same effect as votes against the amendment. Broker non-votes will not be considered present for purposes of voting on adoption of the amendment and, accordingly, will have no effect on the outcome of the vote.

EXPLANATION OF AMENDMENT

    On December 20, 1995, the IRS promulgated final regulations relating to the disallowance of deductions for employee remuneration in excess of one million dollars. Consistent with the final regulations, the proposed amendment to
Article 20 states, as to objective corporate and objective individual goals, the maximum dollar amount of compensation that can be paid to a "covered employee" under the plan. Previously, the maximum award was expressed as a percentage of annual base salary. The term "covered employee" includes each of the named executive officers for the applicable year. The amendment also adds total shareholder return as an example of objective performance criteria which can constitute corporate goals under the plan.

EFFECT OF AMENDMENT

ARTICLE 20, AS AMENDED.

    ARTICLE 20, as hereby amended, reads as follows:

                                   ARTICLE 20
                               EXECUTIVE OFFICERS

    Notwithstanding any provision of the Plan to the contrary, this Article will govern the terms of the Annual Performance Awards granted to Executive Officers. This Article is designed to comply with Code Subsection 162(m) to the extent applicable. All provisions in this Article, and any other applicable provision of the Plan, shall be construed in a manner to so comply.

    (a) With respect to Executive Officers, the Plan shall be administered by a committee (the "AIP Committee") consisting of two or more persons each of whom is an "outside director" for purposes of Code Subsection 162(m). The AIP Committee and Cinergy's Committee may be the same committee provided that the membership of Cinergy's Committee satisfies the conditions set forth in the preceding sentence.

    (b) With  respect to  Participants  who are  Executive  Officers as  of  the
beginning of a Performance Period, the AIP Committee shall establish the Corporate Target Goals and Individual Goals for each Performance Period within the time necessary to satisfy the requirements of Code Subsection 162(m). Corporate Target Goals shall be based on objective performance criteria pertaining to an Employer's performance, efficiency, or profitability including, but without limitation, stock price, total shareholder return, market share, sales, earnings per share, costs, net operating income, cash flow, fuel cost per million BTU, costs per kilowatt hour, retained earnings, or return on equity. Individual Goals shall be based on objective or, with respect to separate awards under the Plan, subjective performance criteria pertaining to an Executive Officer's individual effort as to enhancement of either individual performance or achievement or attainment of Corporate Target Goals or other Individual Goals. Further, in the case of Participants who are Covered Employees as of the end of the Performance Period, unless otherwise determined by the AIP Committee, or unless otherwise designated as separate awards based on subjective performance criteria, payments shall be made only after achievement of the applicable performance goals has been certified by the AIP Committee. In no event shall payment in respect of Annual Performance Awards based on Corporate Target Goals and objective Individual Goals granted for a Performance Period be made to a Participant who is a Covered Employee as of the end of a Performance Period in an amount that exceeds one million dollars.

    THE BOARD RECOMMENDS VOTING FOR THIS PROPOSAL, WHICH IS DESIGNATED IN THE PROXY AS ITEM 3.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The independent public accountants for the Company and its subsidiaries for the year 1995 were Arthur Andersen LLP, with offices both in Cincinnati, Ohio and Indianapolis, Indiana. Upon recommendation of the Audit Committee of the Board, Arthur Andersen LLP was employed for the year 1996 by the Board on January 25, 1996. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

    In order to be considered for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders, proposals from shareholders must be received by the Secretary of the Company at 139 East Fourth Street, Cincinnati, Ohio 45202 not later than November 15, 1996.

                                          By Order of the Board of Directors

                                          CHERYL M. FOLEY
                                          SECRETARY

Dated: March 15, 1996

                                                                       EXHIBIT A

                                 CINERGY CORP.
                   1996 LONG-TERM INCENTIVE COMPENSATION PLAN

                                  INTRODUCTION

    On January 25, 1996, Cinergy Corp. adopted, subject to shareholder approval, a long-term incentive compensation plan known as the "Cinergy Corp. 1996 Long-Term Incentive Compensation Plan" (the "Plan") for the exclusive benefit of eligible employees of Cinergy Corp. and its subsidiaries. The plan is a stock- and cash- based plan under which certain eligible employees of Cinergy Corp. and its subsidiaries may be granted awards payable in either common stock of Cinergy Corp. or cash. Awards may consist of grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, stock options that do not constitute incentive stock options, cash amounts in connection with certain options that do not constitute incentive stock options, stock appreciation rights, restricted stock, performance awards payable in cash or shares of common stock, dividend equivalents, or other stock-based awards. The Plan, effective as of June 1, 1996, is set forth in its entirety.

                                   ARTICLE 1
                                  DEFINITIONS

    Whenever used in this document, the following terms shall have the respective meanings set forth below, unless a different meaning is plainly required by the context:

    1.1 "Award" means an Option (which may be designated as an ISO or an NSO), a Stock Appreciation Right (which may be designated as a Freestanding SAR or a Tandem SAR), Restricted Stock, Performance Shares, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Common Stock or cash, granted to a Participant under the Plan. Each Award shall be evidenced by an Award Agreement.

    1.2 "Award Agreement" means a written agreement, in a form approved by the Committee, which sets forth the terms and conditions of an Award. An Award Agreement shall be subject to the express terms and conditions set forth in the Plan, and to other terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate.

    1.3 "Chief Executive Officer" means the Employee elected by Cinergy's Board of Directors to serve as the chief executive officer of Cinergy.

    1.4 "Cinergy" means Cinergy Corp., a Delaware corporation, and any corporation which shall succeed to its business as described in Article 22 (Continuance by a Successor).

    1.5 "Cinergy's Board of Directors" means the duly constituted board of directors of Cinergy on the applicable date.

    1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.

    1.7 "Committee" means the duly designated Compensation Committee of Cinergy's Board of Directors.

    1.8 "Common Stock" means any authorized share of ownership of Cinergy represented by a common stock certificate, with par value of $.01 per share, or any other appropriate instrument evidencing the same.

    1.9 "Covered Employee" shall have the meaning set forth in Code Paragraph 162(m)(3).

    1.10  "Date of Grant" means the date  specified by the Committee pursuant to
        Section 4.1 (Committee as Administrator) on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect to that grant.

    1.11 "Dividend Equivalent" means an Award that confers upon the Employee a right to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

    1.12 "Employee" means any person in the employ of an Employer.

    1.13 "Employer" means Cinergy and all of its directly or indirectly held majority or greater-owned subsidiaries.

    1.14 "Fair Market Value" means, with respect to a share of Common Stock, the average of the high and low sales prices of a share of Common Stock on the Date of Grant, or on the preceding trading day if that date was not a trading date, as reported by the "NYSE-Composite Transactions" published in THE WALL STREET JOURNAL.

    1.15 "Freestanding SAR" means a right, granted pursuant to this Plan without reference or relationship to any Option, of an Employee to receive cash, shares of Common Stock, or a combination thereof, as the case may be, having an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of the SAR over the Fair Market Value of one share of Common Stock on the Date of Grant of the SAR.

    1.16 "ISO"  means an  incentive  stock option  within  the meaning  of  Code
        Section 422.

    1.17 "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time, and interpretive rulings and regulations.

    1.18 "NSO" means a stock option that does not constitute an incentive stock option within the meaning of Code Section 422.

    1.19 "Option" means an ISO and/or an NSO as the context requires.

    1.20 "Optionee" means any Employee who has been granted an Option or Stock Appreciation Right by the Committee pursuant to the Plan.

    1.21 "Option Price" means, with respect to each share of Common Stock subject to an Option, the price fixed by the Committee at which the share may be purchased pursuant to the exercise of the Option.

    1.22 "Other Stock-Based Award" means an Award other than an Option, Performance Share, Performance Award, Dividend Equivalent, Restricted Stock or SAR that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock.

    1.23 "Performance Awards" means an Award conferring the right, contingent upon attainment of Performance Measures within a Performance Period, to receive (a) a specified dollar amount or, in lieu of all or any portion of such amount, (b) shares of Common Stock having the same Fair Market Value or (c) the same number of shares of Restricted Stock.

    1.24 "Performance Measures" means (1) in the case of Dividend Equivalents, Performance Shares or Performance Awards, those criteria and objectives determined by the Committee the attainment of which during the applicable Performance Period would be a pre-condition to settlement of the Award, and (2) in the case of Restricted Stock, those Committee-determined criteria and objectives (if any) which, if not met during the applicable Restriction Period, would cause a forfeiture of the Award and/ or which, if met during the otherwise applicable Restriction Period, would cause an early termination of the Restriction Period. The Performance Measures applicable to any Award to an Employee who is, or is determined by the Committee to be likely to become, a Covered Employee shall be established in writing not later than 90 days after the commencement of the Performance Period, or such other time as may be prescribed by Code Subsection 162(m), and shall be limited to criteria and objectives related to (1) an Employer's performance, efficiency, or profitability including, but without limitation, stock price, total shareholder return, market share, sales, earnings per share, costs, net operating incomes, cash flow, fuel cost per million BTU, costs per kilowatt hour, retained earnings, or return on equity; and/or (2) a Covered Employee's performance, which criteria shall be based on objective or, with respect to separate awards under the Plan, subjective performance criteria pertaining to a Covered Employee's individual effort as to enhancement of either individual performance or achievement or attainment of an Employer's performance, efficiency or profitability. However, the Committee may impose any other subjective or objective criteria it may approve from time to time for the purpose of reducing the amount otherwise payable upon settlement of Dividend Equivalents, Performance Shares or Performance Awards or for the purpose of increasing the number of shares of Restricted Stock that would otherwise be forfeited during the applicable Restriction Period. Except in the case of a Covered Employee, if the Committee determines that a change in the business, operation, corporate structure or capital structure of Cinergy, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures to be unsuitable, the Committee may modify the Performance Measures, in whole or in part, as the Committee deems appropriate and equitable.

    1.25 "Performance Period" means the period designated by the Committee during which the Performance Measures applicable to Performance Shares or Performance Awards shall be measured. The Performance Period shall be established on the Date of Grant of the Performance Shares or Performance Awards. The duration of Performance Periods may vary, but shall not be less than one year in duration.

    1.26 "Performance Shares" means the right, contingent upon attainment of Performance Measures within a Performance Period, to receive a specified number of shares of Common Stock, which may be in the form of Restricted Stock, or, in lieu of all or any portion of those shares, their Fair Market Value in cash.

    1.27 "Plan" means the long-term incentive compensation plan known as the "Cinergy Corp. 1996 Long-Term Incentive Compensation Plan," as amended from time to time. Effective as of June 1, 1996, this document sets forth the Plan.

    1.28 "Restriction Period" means the period designated by the Committee during which Restricted Stock shall be subject to a substantial risk of forfeiture and may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, except as otherwise provided in the Plan.

    1.29 "Restricted Stock" means any shares of Common Stock issued pursuant to the Plan subject to a substantial risk or forfeiture pursuant to Code
        Section 83 and to the restriction that they may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, except as otherwise provided in the Plan, prior to termination of a Restriction Period. The restrictions may or may not be performance-based as deemed appropriate by the Committee. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

    1.30 "Stock Appreciation Right" or "SAR" means any Freestanding SAR or Tandem SAR as the context requires.

    1.31 "Tandem SAR" means a right, granted under this Plan, pursuant to which a holder may elect to surrender an Option, or any portion thereof, that is then exercisable, and receive in exchange therefor shares of Common Stock, cash, or a combination thereof, as the case may be, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock at the time of exercise over the per share
        Exercise Price specified in the Option, multiplied by the number of shares of Common Stock covered by the Option, or portion thereof, that is so surrendered.

    The use of singular words is for practical purposes only and shall be deemed to include the plural unless the context plainly indicates a distinction. Certain other definitions, as required, appear in the following Articles of the Plan.

                                   ARTICLE 2
                             EFFECTIVE DATE OF PLAN

    The Plan's provisions, as set forth in this document, are effective as of June 1, 1996.

                                   ARTICLE 3
                                PURPOSE OF PLAN

    The Plan's purposes are to benefit shareholders of Cinergy by encouraging and enabling the acquisition of a proprietary interest, or to increase the proprietary interest, in Cinergy by officers and other Employees, and to aid in attracting and retaining qualified employees, to provide long-term incentives for sustained high levels of performance by those persons, and to strengthen their desire to remain in the employ or service of their Employer.

                                   ARTICLE 4
                                 ADMINISTRATION

4.1  COMMITTEE AS ADMINISTRATOR.

    The Plan shall be administered by the Committee which shall be comprised of not fewer than three members of Cinergy's Board of Directors. Members of the Committee shall be members of Cinergy's Board of Directors who are disinterested persons under Rule 16b-3 promulgated under the 1934 Act and successor rules ("Rule 16b-3") and, with respect to Covered Employees, outside directors under Code Subsection 162(m). Subject to the Plan's terms, the Committee shall have the exclusive authority to grant Awards to Employees under the Plan, to select the Employees to receive Awards, to determine the type, size and terms of the Awards to be made to each Employee selected, to determine the time when Awards to Employees will be granted, and to prescribe the form of the Award Agreements embodying Awards made under the Plan. The provisions and conditions of the grants of Awards, which shall be set forth in Award Agreements, need not be the same with respect to each Employee selected or with respect to each Award.

4.2  COMMITTEE AUTHORITY.

    The Committee is authorized to establish any rules and regulations and appoint any agents as it deems appropriate for the Plan's proper administration and to make any determinations under and to take any steps in connection with the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific conditions and provisions of the Awards granted under the Plan by the Committee shall be final and conclusive for all purposes and upon all persons including, without limitation, each Employer and each Employer's board of directors, and the affected Employee, beneficiary, legal representative, and any other interested parties.

                                   ARTICLE 5
                                  ELIGIBILITY

5.1  GROUP OF ELIGIBLE EMPLOYEES.

    The group of Employees eligible to receive Awards shall consist of all Employees who are officers of an Employer, Employees who are employed in a significant executive, supervisory, administrative, operational, or professional capacity by an Employer, or Employees who have the potential to contribute to the future success of an Employer, including, without limitation, Employees designated by Cinergy or an Employer as participants in an Employer's short-term incentive compensation plan. Notwithstanding the foregoing, no Employee owning (after application of the ownership rules in Code Subsection 424(d)) shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of an Employer or of its parent or subsidiary may be granted an ISO under the Plan unless at the time the ISO is granted the Option Price is at least 110 percent of the Fair Market Value of the stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date the ISO is granted.

5.2  DESIGNATION BY COMMITTEE.

    From time to time, Cinergy's Chief Executive Officer may recommend to the Committee the granting of Awards to any eligible Employee. After reviewing the recommendations, and after considering the duties of each recommended Employee, his or her present and potential contribution to the success of his or her Employer, his or her other compensation provided by his or her Employer and any other factors as it deems relevant, the Committee in its sole discretion shall determine whether to grant Awards to the recommended Employee.

                                   ARTICLE 6
                                     STOCK

6.1  STOCK SUBJECT TO THE PLAN.

    The stock to be issued, transferred and/or sold under the Plan shall be shares of Common Stock. Cinergy may use either authorized and unissued shares of Common Stock or treasury shares of Common Stock acquired on the open market, in private transactions or otherwise, or issued and outstanding shares acquired by or on behalf of Cinergy in the name of an Award recipient (or permissible successor thereof) for purposes of granting or settling an Award, or a combination of the foregoing. Subject to adjustment as provided in Article 7 (Adjustment in the Number of Shares and in Option Price), the aggregate maximum number of shares that may be (i) issued or transferred upon the exercise of Options or SARs, (ii) awarded as Restricted Stock and released from substantial risk of forfeiture thereof, (iii) issued or transferred as Dividend Equivalents, and (iv) issued or transferred in payment of Performance Shares, Performance Awards or Other Stock-Based Awards that have been earned is 7,000,000; provided, however, that with respect to ISOs, any adjustment shall be made in accordance with Code Section 424.

6.2  LIMITATION ON GRANTS.

(a) Upon the full or partial payment of any Option Price by the transfer to Cinergy of Common Stock or upon satisfaction of tax withholding obligations in connection with any Option exercise or any other payment made or benefit realized under the Plan by the transfer or relinquishment of Common Stock, there shall be deemed to have been issued or transferred under the Plan only the net number of shares of Common Stock actually issued or transferred by Cinergy less the number of shares of Common Stock so transferred or relinquished. However, the number of shares of Common Stock actually issued or transferred by Cinergy upon the exercise of ISOs shall not exceed the number of shares of Common Stock first specified above in Section 6.1 (Stock Subject to Plan), subject to adjustment as provided in that Section and
    Article 7 (Adjustment in the Number of Shares and in Option Price).

(b) Upon payment in cash of the benefit provided by any Award granted under the Plan, any shares of Common Stock that were covered by that Award shall again be available for issuance or transfer under the Plan.

(c) Notwithstanding any other provision of the Plan to the contrary, no Employee shall be granted Options or Stock Appreciation Rights for or relating to more than 500,000 shares of Common Stock during any calendar year, subject to adjustment as provided in Article 7 (Adjustment in the Number of Shares and in Option Price).

(d) Notwithstanding any other provision of the Plan to the contrary, in no event shall any Employee receive awards of Restricted Stock, Dividend Equivalents, Performance Shares and Performance Awards, and Other Stock-Based Awards having an aggregate value as of their respective Dates of Grant in excess of $3,000,000 in any calendar year.

                                   ARTICLE 7
                          ADJUSTMENT IN THE NUMBER OF
                           SHARES AND IN OPTION PRICE

    If there is any change in the shares of Common Stock through the declaration of stock dividends, stock splits, through recapitalization, merger, consolidation, combination of shares, spin-off, other significant distribution of assets, or otherwise, the Committee or Cinergy's Board of Directors shall make an adjustment, if any, as it may deem appropriate in the number of shares of Common Stock available for Awards as well as the number of shares of Common Stock subject to any outstanding Award and the Option Price thereof. Any adjustment may provide for the elimination of any fractional shares that might otherwise become subject to any Award without payment therefor.

                                   ARTICLE 8
                                    OPTIONS

8.1  TYPES OF OPTION.

    The Committee may make awards of ISOs and NSOs. The Committee, with respect to each grant of an Option to an Optionee, shall determine whether the Option shall be an ISO, and, upon determining that an Option shall be an ISO, shall designate it as an ISO in the Award Agreement evidencing the Option. If the Award Agreement evidencing an Option does not contain a designation that it is an ISO, it shall not be an ISO, but instead it shall be an NSO. In no event will the exercise of an ISO affect the right to exercise an NSO, nor shall the exercise of any NSO affect the right to exercise any ISO. No ISOs shall be granted under the Plan after ten years from the effective date of the Plan.

    The aggregate fair market value (determined in each instance on the Date of Grant of an ISO) of the Common Stock with respect to which ISOs are first exercisable by any Optionee in any calendar year shall not exceed $100,000 or any other limit prescribed in the Code for the Optionee. If any Employer shall adopt a stock option plan under which Options constituting incentive stock options as defined in Code Subsection 422(b) may be granted, the fair market value of the stock on which any incentive stock options were granted and the times at which the incentive stock options shall first become exercisable shall be taken into account in determining the maximum amount of ISOs that may be granted to the Optionee in any calendar year.

8.2  NUMBER OF SHARES COVERED.

    Each Award Agreement shall specify the number of shares of Common Stock subject to the pertinent Option.

8.3  DURATION OF OPTIONS.

    The duration of Options shall be determined by the Committee. Each Award Agreement shall specify the period not in excess of ten years during which the pertinent Option may be exercised, and the Award Agreement shall provide that the Option shall expire at the end of that period, and may be subject to earlier termination in the event of a Change in Control of Cinergy as set forth in
Section 21.11 (Change in Control).

8.4  OPTION PRICE.

    The Option Price shall be determined by the Committee at the time any Option is granted, and shall be set forth in the Award Agreement. The Option Price for NSOs and ISOs shall be no less than 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

8.5  MANNER OF EXERCISE.

    The specified number of shares with respect to which an Option is exercised shall, subject to applicable tax withholding, be issued following receipt by Cinergy of (i) written notice of the exercise from the Optionee (in the form as the Committee shall have specified in the Award Agreement or otherwise) of an Option delivered to Cinergy's Secretary or his or her designee, and (ii) payment, as provided in this document, of the Option Price.

8.6  PAYMENT.

(a) The Option Price shall be paid in full at the time of exercise. No share shall be issued or transferred until full payment has been received therefor. Payment may be in (i) cash, (ii) nonforfeitable, unrestricted shares of Common Stock that are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Subsection 8.6
    (b), on such basis as the Committee may determine in accordance with the Plan, and (iv) any combination of the foregoing. In addition, if the Optionee is not an officer of Cinergy within the meaning of Section 16 of the 1934 Act, payment may be made in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to Cinergy the total Option Price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of the Employer's withholding tax obligation, as specified in the notice. Cash payment for the shares purchased under an NSO may be offset by the amount of any Cash Award, as provided in Article 12 (Cash Awards), approved by the Committee. If payment is made by the delivery of shares of Common Stock, the value of the shares delivered shall be computed upon the basis of the average of the high and low sales prices at which shares of Common Stock shall have been sold on the date the Optionee exercises an Option, or on the preceding trading day if that date was not a trading day as reported on the "NYSE-Composite Transactions" as reported in THE WALL STREET JOURNAL.

(b) Any grant of an NSO may provide that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this subsection, the Common Stock received by the Optionee upon the exercise of the NSO shall be subject to the same risk of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee. However, the risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Optionee as applied to the forfeitable or restricted Common Stock surrendered by the Optionee.

8.7  OTHER TERMS AND CONDITIONS.

    Subject to the Plan's other provisions, an Option may be exercised at any time or from time to time during the term of the Option as to any and all whole shares that have become subject to purchase pursuant to the terms of the Option or the Plan, but not at any time as to fewer than 100 shares unless the remaining shares that have become subject to purchase are fewer than 100 shares. Options may contain any other provisions, not inconsistent with the Plan's provisions, as the Committee shall determine appropriate from time to time. The Committee shall have the authority to grant Options exercisable in full at any time during their term, or exercisable in installments at any time during their term as the Committee shall determine. Subject to Subsection 21.11 (Change in Control), however, no Option shall be exercisable in whole or in part for a period of 12 months from the day on which the Option is granted. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods.

8.8  EFFECT OF EXERCISE OF OPTION ON TANDEM SAR.

    Upon the exercise of an Option with respect to which a Tandem SAR has been granted, the number of shares of Common Stock with respect to which the SAR shall be exercisable shall be reduced by the number of shares with respect to which the Option has been exercised.

                                   ARTICLE 9
                           STOCK APPRECIATION RIGHTS

9.1  TYPE OF SAR.

    Each SAR Award shall specify whether it relates to a Tandem SAR or to Freestanding SARs.

9.2  NUMBER OF OPTIONED SHARES OR FREESTANDING SARS.

    In the case of any Tandem SAR, the SAR Award shall specify the Option and the number of shares of Common Stock subject to the Option to which the SAR relates. Any SAR Award relating to Freestanding SARs shall specify the number of such SARs to which it relates.

9.3  EXERCISE PERIOD.

    Each SAR Award shall specify the period during which the pertinent SAR(s) may be exercised and the Award Agreement shall provide that the SAR(s) shall expire at the end of each period (or periods) and may be subject to earlier termination in the event of a Change in Control of Cinergy, as described in
Section 21.11 (Change in Control) or other similar transaction or event, as provided in the Award Agreement. For a Freestanding SAR, the expiration date shall be no later than ten years from the Date of Grant. For Tandem SARs, the expiration date(s) shall be no later than the date(s) of expiration of the related Option, and a Tandem SAR shall be exercisable during its term only when and to the extent the related Option is exercisable. A Freestanding SAR shall be exercisable only during the period of the grantee's employment with Cinergy or other Employer and for any post-termination exercise period as would apply under the Award Agreement for the Option had the Freestanding SAR Award to the grantee instead been an Award of NSOs.

9.4  MANNER OF EXERCISE.

    A SAR granted under the Plan shall be exercised by the holder by delivery to Cinergy's Secretary or his or her designee of written notice of exercise in the form as shall have been specified in the Award Agreement or otherwise.

9.5  PAYMENT TO HOLDER.

    If the form of consideration to be received upon exercise of the Award is not specified in the Award Agreement, upon the exercise thereof, the holder may request the form of consideration he or she wishes to receive in satisfaction of the SAR, which may be in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or in cash, or partly in cash and partly in shares of Common Stock, as the holder shall request. However, the Committee, in its sole discretion, may consent to or disapprove any request of the Employee to receive cash in full or partial settlement of any SAR. Payment shall be subject to applicable tax withholding.

9.6  EFFECT OF EXERCISE OF TANDEM SAR ON RELATED OPTION.

    Upon the exercise of a Tandem SAR, the number of shares covered by the related Option shall be reduced by the number of shares of Common Stock with respect to which the SAR is exercised.

                                   ARTICLE 10
                                RESTRICTED STOCK

10.1  TERMS AND CONDITIONS.

    The Committee may make Awards of Restricted Stock to Employees without additional consideration or may offer to sell Restricted Stock to Employees at a price that is equal to or less than its Fair Market Value. The terms and conditions of any Restricted Stock Award shall be as determined by the Committee and shall be set forth in the Award Agreement. The Award Agreement shall specify the number of shares of Common Stock subject to the Award and the applicable Restriction Period or Periods. Any Award Agreement may provide for forfeiture of shares covered thereby if specified Performance Measures are not attained during a Restriction Period and/or for termination of any Restriction Period upon attainment of Performance Measures, but in no event may any Award Agreement permit termination of any Restriction Period earlier than three years after the Date of Grant of the pertinent Award except in the case of Awards that are subject to Performance Measures (in which case the Restriction Period shall be at least one year) or in the case of death, disability, retirement or in the event of a Change in Control of Cinergy as described in Subsection 21.11 (Change in Control).

10.2  CERTIFICATES EVIDENCING OWNERSHIP OF RESTRICTED STOCK.

    During the Restriction Period, a certificate representing the Restricted Stock shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of the Restricted Stock, and the enjoyment of all rights appurtenant to the Restricted Stock, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement.

    Certificates representing Restricted Stock together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to Cinergy of all or any portion of the Restricted Stock evidenced by the certificate in the event it is forfeited, shall be deposited by the Employee with Cinergy. Upon the termination of an applicable Restriction Period, and subject to remittance of applicable withholding tax, a certificate or certificates evidencing ownership of the number of shares of Common Stock previously evidenced by the certificate representing Restricted Stock, free of restrictive legend (other than any relating to a right of first refusal of Cinergy or required by any applicable securities laws), shall be issued to the Employee, his or her beneficiary(ies), or legal representatives, promptly after the expiration of the Restriction Period.

10.3  RIGHTS WITH RESPECT TO SHARES DURING RESTRICTION PERIOD.

    Subject to the terms and conditions of the Award Agreement, the Employee, as the owner of the Common Stock issued as Restricted Stock, shall have all rights of a shareholder including, but not limited to, voting rights, the right to receive cash or stock dividends on the shares, and the right to participate in any capital adjustment of Cinergy. However, the Committee, in its discretion, may determine to require that any dividends on Restricted Stock that is subject to an Award be accumulated during the Restriction Period and may also subject the payment of dividends to restrictions that may, but need not be, the same as the restrictions applicable to the Restricted Stock. Any dividend distributions with respect to shares of Restricted Stock other than in the form of cash shall be held by Cinergy, and shall be subject to the same restrictions as the shares with respect to which the distributions were made. Any grant or sale may require that any or all cash dividends or other distributions paid on the shares of Restricted Stock during the Restriction Period shall be automatically sequestered and may be reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the Committee may determine.

                                   ARTICLE 11
                   PERFORMANCE SHARES AND PERFORMANCE AWARDS

11.1  TERMS AND CONDITIONS.

    The Committee may make Awards of Performance Shares and Performance Awards. The terms and conditions of any Performance Share Award or Performance Award shall be set forth in the applicable Award Agreement. Each Award Agreement shall specify the number or amount of Performance Shares or Performance Awards subject to the Award, the Performance Period(s), which may be subject to earlier termination in the event of a Change in Control of Cinergy as described in
Section 21.11 (Change in Control) or other similar transaction or event, and the Performance Measures applicable to the Award.

11.2  PAYMENT.

    Following the end of a Performance Period applicable to a granted Award, the Committee shall determine and certify the extent (if any) to which Performance Measures established for the Award were attained and, accordingly, the number, if any, of shares of Common Stock or the amount of cash that shall then become payable to the holder of the Award. If the Performance Shares or Performance Awards are to be paid to the Employee in the form of shares of Restricted Stock, the recipient must execute an Award Agreement regarding the Restricted Stock as a condition of the issuance of such shares in his or her name.

                                   ARTICLE 12
                                  CASH AWARDS

    The Committee may, at any time and in its discretion, grant to any Optionee who is granted an NSO the right to receive, at the times and in the amounts as determined by the Committee in its discretion, a cash amount ("Cash Award") that is intended to reimburse the Optionee for all or a portion of the federal, state, and local income taxes imposed upon the Optionee as a consequence of the exercise of an NSO and the receipt of such a cash payment.

                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

    The Committee may make Awards of Dividend Equivalents. The terms and conditions of any Dividend Equivalent Award shall be set forth in the applicable Award Agreement. The Award Agreement shall set forth the circumstances (including any applicable Performance Measures) under which, and specify the number, if any, of, shares of Common Stock or the amount of cash that shall then become payable to the holder of the Award. The Committee shall in its discretion determine the timing of payment of the Award.

                                   ARTICLE 14
                            OTHER STOCK-BASED AWARDS

    The Committee may make Other Stock-Based Awards. The terms and conditions of any Other Stock-Based Award shall be set forth in the applicable Award Agreement or otherwise by the Committee. The circumstances (including any applicable Performance Measures) under which, and the number, if any, of, shares of Common Stock or the amount of cash that shall then become payable to the holder of the Award shall be set forth in the applicable Award Agreement or otherwise. The Committee shall in its discretion determine the timing of payment of the Award.

                                   ARTICLE 15
                     REPLACEMENT AND EXTENSION OF THE TERMS
                   OF OPTIONS, CASH AWARDS AND RELATED STOCK
                              APPRECIATION RIGHTS

    The Committee from time to time may permit an Optionee under the Plan or any other stock option plan previously or subsequently adopted by an Employer to surrender for cancellation any unexercised outstanding stock option and related SAR and receive from his or her Employer in exchange an Option for the number of shares of Common Stock as may be designated by the Committee. However, the Committee may not authorize an exchange if the stock options to be surrendered have an Option Price that is above the Fair Market Value of the Common Stock (as calculated as provided in Section 8.4 (Option Price)) on the date of the exchange, and the options to be granted in exchange therefor would have an Option Price that is less than that of the stock options to be surrendered. Optionees also may be granted related SARs or Cash Awards as provided in Articles 9 (Stock Appreciation Rights) and 12 (Cash Awards).

                                   ARTICLE 16
                    AMENDMENT, MODIFICATION AND TERMINATION
                                  OF THE PLAN

    Cinergy, by resolution duly adopted by Cinergy's Board of Directors, shall have the right, authority and power to alter, amend, modify, suspend, revoke or terminate the Plan in whole or in part at any time, including the adoption of amendments deemed necessary or desirable to qualify the Awards under the laws of various states and under rules and regulations promulgated by the Securities and Exchange Commission with respect to officers and directors who are subject to the provisions of Section 16 of the 1934 Act, to comply with any applicable provisions of the Code, including Code Subsection 162(m) or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, without the approval of Cinergy's shareholders. However, no action shall be taken without the approval of Cinergy's shareholders that would cause the Plan to no longer comply with Rule 16b-3, or any other regulatory requirements, or Code Section 162(m), or to the extent such approval is required by other applicable law.

    No amendment or termination or modification of the Plan shall in any manner adversely affect any Award previously granted without the consent of the Employee, except that the Committee may amend or modify the Plan in a manner that does adversely affect Awards previously granted upon a finding by the Committee that the amendment or modification is in the best interest of holders of outstanding Awards affected by the amendment or modification.

                                   ARTICLE 17
                      EFFECT OF TERMINATION OF EMPLOYMENT
                                    OR DEATH

    In  the event of  termination of employment by  reason of death, disability, normal retirement, early retirement with the consent of the Employer, termination of employment to enter military or other government or eleemosynary service or leave of absence approved by the Employer, or in the event of hardship or other special circumstances, of an Employee who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Shares or Performance Awards that had not been fully earned, any Common Shares that are subject to any transfer restriction pursuant to Article 10 (Restricted Stock), any Dividend Equivalent Award or Other Stock-Based Award that had not been fully earned or which is subject to any transfer restrictions, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of Cinergy or any other Employer, including without limitation waiving or modifying any limitation or requirement with respect to any Award under this Plan.

                                   ARTICLE 18
                                TRANSFERABILITY

    No Option or other derivative security (as that term is defined in Rule 16b-3) granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee, the Option and Stock Appreciation Rights shall be exercisable only by the Optionee personally or, in the event of the Employee's legal incapacity, by the Employee's guardian or legal representative acting in a fiduciary capacity on behalf of the Employee under applicable state law and judicial supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for the transferability of particular Awards under the Plan so long as the provisions will not disqualify the exemption for other Awards under Rule 16b-3. Any grant made under the Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by Cinergy upon the exercise of Options or Stock Appreciation Rights or in payment of Performance Shares or Performance Awards, Dividend Equivalents or Other Stock-Based Awards, or that are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Article 10 (Restricted Stock), shall be subject to further restrictions upon transfer.

                                   ARTICLE 19
                              SHAREHOLDER APPROVAL

    The Plan shall be subject to approval by a majority vote of the votes cast at a duly held shareholders' meeting of Cinergy at which a quorum representing the majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

                                   ARTICLE 20
                           FUNDING POLICY AND METHOD

    The Plan shall be totally unfunded. No Optionee shall have any interest in any fund or specific asset of an Employer by reason of the Plan.

                                   ARTICLE 21
                                 MISCELLANEOUS

21.1  NO ENLARGEMENT OF EMPLOYEE BENEFITS.

    The Plan is strictly a voluntary undertaking on the part of the Employers and shall not be deemed to constitute a contract between an Employer and any Employee or to be consideration for, or inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of his or her Employer or to interfere with the right of his or her

Employer to discharge any Employee at any time. No Employee shall have any right to benefits under the Plan except to the extent provided in this document. Any Award under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any qualified pension plan of an Employer, and shall not affect any benefits under any other benefit plan of any kind currently or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

21.2  NOTICE OF ADDRESS.

    Each Award recipient must file with the Committee, in writing, his or her post office address and each change of post office address. Any communication, statement or notice addressed to a person at his latest post office address as filed with the Committee will, upon deposit in the United States mail with postage prepaid, be binding upon that person for all purposes of the Plan.

21.3  NO INDIVIDUAL LIABILITY.

    It is declared to be the express purpose and intention of the Plan that, except as otherwise required by law, no individual liability whatever shall attach to, or be incurred by, Cinergy, its shareholders, officers, employees, or members of Cinergy's Board of Directors, each other Employer's shareholders, officers, employees, or members of its board of directors, or any representatives appointed by the Committee, under or by reason of any of the Plan's terms or conditions. Each Award recipient shall be legally bound by the provisions of the Plan.

21.4  GOVERNING LAWS.

    The Plan shall be construed and administered according to the laws of the State of Delaware (without giving effect to the conflict of law principles of that State) to the extent that those laws are not preempted by the laws of the United States of America.

21.5  RISK OF PARTICIPATION.

    Nothing contained in the Plan shall be construed either as a guarantee by the Plan or Cinergy, its shareholders, officers, employees, or members of Cinergy's Board of Directors, each other Employer, its shareholders, officers, employees or members of its board of directors of the value of any assets of the Plan or as an agreement by the Plan or Cinergy, its shareholders, officers, employees or members of Cinergy's Board of Directors, each other Employer, its shareholders, officers, employees or members of its board of directors, to indemnify anyone for any losses, damages, costs and/or expenses resulting from participation in the Plan.

21.6  HEADINGS.

    The headings of articles, sections, subsections, paragraphs or other parts of the Plan are for convenience of reference only and do not define, limit, construe or otherwise affect the contents thereof.

21.7  EXPENSES.

    All expenses of administering the Plan shall be borne by the Employers.

21.8  WITHHOLDING TAXES.

    Cinergy shall, if required by applicable law, withhold or cause to be withheld, federal, state and/or local taxes in connection with the exercise, vesting or settlement of an Award. Unless otherwise provided in the applicable

Award Agreement, each Employee may satisfy any tax withholding obligation by any of the following means, or by a combination of these means: (i) a cash payment,
(ii) subject to Committee approval, by delivery to Cinergy of a number of shares of Common Stock having a Fair Market Value, as of the Tax Withholding Date (the date the withholding tax obligation first arises with respect to an Award), sufficient to satisfy the amount of the withholding tax obligation arising from an exercise, vesting or settlement of an Award, (iii) subject to Committee approval, by authorizing Cinergy to withhold from the shares of Common Stock otherwise issuable to the Employee pursuant to the exercise or vesting of an Award, a number of shares having a Fair Market Value, as of the Tax Withholding Date, that will satisfy the amount of the withholding tax obligation, or (iv) by a combination of such methods of payment. If the amount requested is not paid, the Company may refuse to satisfy the Award. The Company and the Employee may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

21.9  AWARD AGREEMENTS.

    After the Committee grants an Award to an Employee, it shall cause the Employer to enter into a written agreement or agreements with the Employee. Any certificates for Common Stock issued to Optionees may bear a legend evidencing any representations or restrictions.

21.10  RIGHTS AS A SHAREHOLDER.

    Grant of any Option, SAR, Dividend Equivalent, Other Stock-Based Award or Performance Shares or Performance Award shall not confer upon the grantee any rights of a shareholder with respect to any shares subject to the Award. A recipient of an Award consisting of an Option, SAR, Dividend Equivalent, Other Stock-Based Award or Performance Shares or Performance Award or a transferee of any such Award shall have no right as a shareholder with respect to any Common Stock covered by an Option (or receivable upon the exercise of an Option), SAR, Dividend Equivalent, Other Stock-Based Award or Performance Shares or Performance Award, until the Employee or transferee shall have become the holder of record of the Common Stock. No adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to Common Stock for which the record date is prior to the date on which the Employee or transferee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option, SAR, Dividend Equivalent, Other Stock-Based Award or Performance Shares or Performance Award.

21.11  CHANGE IN CONTROL.

    Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control of Cinergy, unless otherwise provided in the related Award
Agreement: (i) each unexpired Option and Stock Appreciation Right shall become exercisable in full, (ii) all restrictions (other than restrictions imposed by law) and conditions of all Restricted Stock, Dividend Equivalents and Other Stock-Based Awards then outstanding shall be deemed satisfied subject to any holding period limitations, (iii) all Performance Measures of all Performance Shares and Performance Awards, Dividend Equivalents and Other Stock-Based Awards shall be deemed fully satisfied at the maximum criteria levels.

    A Change in Control of Cinergy shall occur if (1) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the 1934 Act) of more than 50 percent of the then outstanding voting stock of Cinergy, otherwise than through a transaction arranged by, or consummated with the prior approval of, Cinergy's Board of Directors, (2) Cinergy's shareholders approve a definitive agreement to merge or consolidate Cinergy with or into another corporation in a transaction in which neither Cinergy nor any of its subsidiaries or affiliates will be the surviving corporation, or to sell or otherwise dispose of all or substantially all of Cinergy's assets to any person or group other than Cinergy or any of its subsidiaries or affiliates, other than a merger or a sale which will result in the voting securities of Cinergy outstanding prior to the merger or sale continuing to represent at least 50 percent of the combined voting power of the voting securities of the corporation surviving the merger or purchasing the assets; or (3) during any period of two consecutive years, individuals who at the beginning of that period constitute Cinergy's Board of Directors (and any new director whose election by Cinergy's Board of Directors or whose nomination for election by Cinergy's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of Cinergy's Board of Directors.

    Notwithstanding the provisions of Article 16 (Amendment, Modification and Termination of the Plan), the foregoing provisions of this Section may not be amended by an amendment to the Plan effected within three years following a Change in Control.

    If the immediate exercisability of ISOs arising from a Change in Control as described above would cause the $100,000 limitation applicable to ISOs described in Section 8.1 (Types of Option) to be exceeded for an Optionee, the Committee shall convert as of the effective date of the Change in Control all or a portion of the outstanding ISOs held by the Optionee to NSOs to the extent necessary to comply with the $100,000 limitation and to the extent permitted by Code Subsection 422(d). However, if the Committee determines that conversion is not permitted by the Code, the Committee shall not convert the Options and shall take any and all other steps necessary to accelerate the exercisability of the ISOs to the maximum extent possible under Code Subsection 422(d) without exceeding the $100,000 limitation described above.

                                   ARTICLE 22
                           CONTINUANCE BY A SUCCESSOR

    In the event that Cinergy or any other Employer shall be reorganized by way of merger, consolidation, transfer of assets or otherwise, so that a corporation, partnership or person other than an Employer shall succeed to all or substantially all of that Employer's business, the successor may be substituted for the Employer under the Plan by adopting the Plan.

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
                                     [LOGO]

[CINERGY LETTERHEAD]

                                        March 15, 1996




Below is your form of proxy. Please read both sides, sign, vote and return it in the enclosed postage-paid envelope.




Fold & Tear Here                                                Fold & Tear Here
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PROXY FORM                       CINERGY CORP.                        PROXY FORM
--------------------------------------------------------------------------------

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 26, 1996 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jackson H. Randolph, James E. Rogers, and
J. Wayne Leonard, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereon and in their discretion with respect to any other business properly brought before the Annual Meeting, all the shares of common stock of Cinergy Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 1996 or any adjournment(s) or postponement(s) thereof.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Please sign exactly as name(s) appear on this proxy, and date this proxy. If joint account, each joint owner should sign. If signing for a corporation of partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

                                    (CONTINUED AND TO BE SIGNED AND DATED ON THE
                                        REVERSE SIDE AND RETURNED PROMPTLY.)

Fold & Tear Here                                                Fold & Tear Here
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PROXY FORM                       CINERGY CORP.                        PROXY FORM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Board of Directors Recommends a vote FOR the proposals regarding:
(1)  ELECTION OF DIRECTORS:
     Nominees: Class II - Melvin Perelman, Thomas E. Petry, Jackson H. Randolph, Philip R. Sharp, Van P. Smith, and Dudley S. Taft

                                      FOR
                         all nominees listed on the    / /
                         reverse side (except as
                         marked to the contrary to
                         the right)

                                    WITHHOLD
                         Authority to vote for all     / /
                         nominees on the reverse side

(2)  Adoption of Cinergy Corp. 1996 Long-Term Incentive Compensation Plan.

                FOR                  AGAINST               ABSTAIN
                ---                  -------               -------

                / /                    / /                   / /

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominees name in the space provided below.)


--------------------------------------------------------------------------------


(3)  Adoption of Proposed Amendment to Cinergy Corp. Annual Incentive Plan.

                FOR                  AGAINST               ABSTAIN
                ---                  -------               -------

                / /                    / /                   / /

Please mark box if you plan to attend the Annual Meeting.        / /

--------------------------------------------------------------------------------

                              PLEASE MARK ALL
                              CHOICES LIKE THIS     /X/


SIGNATURE                          DATE           , 1995
         -------------------------     -----------
                                   DATE           , 1996
         -------------------------     -----------